Exhibit 99.2

Regency Centers Corporation

December 31, 2013

Supplemental Information

Investor Relations
irinfo@RegencyCenters.com
One Independent Drive, Suite 114
Jacksonville, FL 32202
904-598-7000
RegencyCenters.com

At Regency Centers, we have lived our values
for 50 years by executing and successfully
meeting our commitments to our people, our
customers, and our communities. We hold
ourselves to that high standard every day.
Our exceptional culture will set us apart
for the next 50 years through our unending
dedication to these beliefs:

We are our people.
We believe our people are our most
fundamental asset - the best professionals
in the business who bring our culture to life.
We are the company you want to work for and
the people you want to do business with.

We work together to sustain
superior results.
We believe that, by partnering with each other
and with our customers, our talented team
will sustain superior results over the long
term. We believe that when you are passionate
about what you are doing and who you are
working with in a results-oriented, family
atmosphere, you do it better.

We provide exceptional service
to our customers.
We believe in putting our customers first.
This starts by owning, operating, and
developing dominant shopping centers

that are exceptionally merchandised and
maintained and most preferred by the
neighborhoods and communities where our
best-in-class retailers will thrive.

We add value.
We believe in creating value from every
transaction. We realize the critical importance
of executing, performing and delivering on our
commitments.

We perform for our investors.
We believe that the capital that our investors
have entrusted to us is precious. We are
open and transparent. We are committed
to enhancing the investments of our
shareholders, bond and mortgage holders,
lenders, and co-investment partners.

We connect to our communities.
We believe in contributing to the betterment
of our communities. We strive to develop
and operate thriving shopping centers that
are connected to our neighborhoods. We are
continuously reducing our environmental
impact through our greengenuity® program.

We do what is right.
We believe in unwavering standards of
honesty and integrity. Since 1963, our
Company has built its reputation by
maintaining the highest ethical principles.
You will find differentiation in our character –
we do what is right and you can take us at
our word.

We are the industry leader.

We believe that through dedication to
excellence, innovation, and ongoing process
improvements, and by remaining focused on
our core values, we will continue to be the
industry leader in a highly competitive and
ever-changing market.
Our Mission is to enhance our standing as the preeminent national shopping center company through the first-rate performance of our exceptionally merchandised portfolio of dominant grocery-anchored shopping centers, the value-added service from the best team of professionals in the business to our top-performing retailers, and profitable growth and development.

Table of Contents
December 31, 2013

Regency Centers Announces 2013 Results
Dividend Increased and Same-Property Portfolio Exceeds 95% Leased

JACKSONVILLE, Fla. (Feb 12, 2014) - Regency Centers Corporation (“Regency” or the “Company”) (NYSE:REG) today announced financial and operating results for the three and twelve months ended December 31, 2013.

Earnings

Regency reported Core Funds From Operations (“Core FFO”) for the fourth quarter of $61.3 million, or $0.66 per diluted share, compared to $56.7 million, or $0.63 per diluted share, for the same period in 2012. For the twelve months ended December 31, 2013 Core FFO was $241.6 million, or $2.63 per diluted share, compared to $230.9 million, or $2.56 per diluted share, for the same period in 2012.

Funds From Operations (“FFO”) for the fourth quarter was $60.2 million, or $0.65 per diluted share. For the same period in 2012, the Company reported FFO of $58.9 million, or $0.65 per diluted share. For the twelve months ended December 31, 2013 FFO was $240.6 million, or $2.62 per diluted share, compared to $222.1 million, or $2.47 per diluted share, for the same period in 2012.

Regency reported net income attributable to common stockholders (“Net Income”) for the fourth quarter of $46.3 million, or $0.50 per diluted share, compared to a net loss attributable to common stockholders (“Net Loss”) of $37.2 million, or $0.41 per diluted share, for the same period in 2012. For the twelve months ended December 31, 2013 Net Income was $128.7 million, or $1.40 per diluted share, compared to a Net Loss of $6.7 million, or $0.08 per diluted share for the same period in 2012.

Operations

For the twelve months ended December 31, 2013, Regency’s results for wholly owned properties plus its pro-rata share of co-investment partnerships were as follows:

•	Percent leased, same properties only: 95.1%

•	Percent leased, all properties: 94.8%

•	Increase in same property net operating income (“NOI”) over the same period last year, excluding termination fees: 4.0%

•	Same space rental rate growth on a cash basis for spaces vacant less than 12 months: 17.7% on new leases and 4.9% on renewal leases for a total of 7.1%

•	Leasing transactions, including in-process developments (partnerships at 100%): 1,571 new and renewal lease transactions for a total of 5.4 million square feet

For the three months ended December 31, 2013, Regency’s results for wholly owned properties plus its pro-rata share of co-investment partnerships were as follows:

•	Increase in same property NOI over the same period last year, excluding termination fees: 2.7%

•	Same space rental rate growth on a cash basis for spaces vacant less than 12 months: 10.7% on new leases and 5.6% on renewal leases for a total of 6.5%

•	Leasing transactions, including in-process developments (partnerships at 100%): 445 new and renewal lease transactions for a total of 1.5 million square feet

Investments

During the quarter, the Company sold four wholly owned and five co-investment properties at a gross sales price of $127.3 million and a weighted average cap rate of 7.9%. Regency’s share of the sales price was $91.3 million. Four of the properties were encumbered by a cross-collateralized $24.5 million mortgage loan, of which Regency’s share was $4.9 million.

During the quarter, Regency purchased two properties, each with local joint venture partners, at a gross purchase price of $76.4 million and a weighted average cap rate of 5.7%. Regencys share of the purchase price was $65.5 million. Regency and its partner encumbered one of the properties with a new $28.1 million mortgage loan, and Regencys share of the debt is $21.1 million.

At December 31, 2013, the Company had six projects in development with estimated net development costs of $158.3 million. The in-process developments are 53% funded and 85% leased and committed, including retailer-owned square footage. Regency completed three development projects during the quarter representing $176.2 in net development costs. The development completions are a combined 98% leased and committed, including retailer-owned square footage.

At December 31, 2013, Regency had 13 redevelopment projects in process representing a total estimated incremental investment of $52.8 million.

For the year, Regency’s net investment activity resulted in the continued enhancement of its overall portfolio. In 2013, the Company disposed of non-core properties for a gross sales price of $309.4 million and reinvested this capital by starting $194.3 million of new, high-quality developments and redevelopments and acquiring $95.3 million of existing, market-dominant properties located in key target markets.

Dividend

On February 10, 2014, the Board of Directors declared an increase to the quarterly cash dividend on the Company’s common stock to $0.47 per share. The dividend is payable on March 6, 2014 to shareholders of record as of February 24, 2014.

Non-GAAP Disclosure

FFO is a commonly used measure of REIT performance, which the National Association of Real Estate Investment Trusts (“NAREIT”) defines as net income, computed in accordance with GAAP, excluding gains and losses from dispositions of depreciable property, net of tax, excluding operating real estate impairments, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Regency computes FFO for all periods presented in accordance with NAREIT's definition. Many companies use different depreciable lives and methods, and real estate values historically fluctuate with market conditions. Since FFO excludes depreciation and amortization and gains and losses from depreciable property dispositions, and impairments, it can provide a performance measure that, when compared year over year, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, acquisition and development activities, and financing costs. This provides a perspective of the Company’s financial performance not immediately apparent from net income determined in accordance with GAAP. Thus, FFO is a supplemental non-GAAP financial measure of the Company's operating performance, which does not represent cash generated from operating activities in accordance with GAAP and therefore, should not be considered an alternative for net income or as a measure of liquidity. Core FFO is an additional performance measure used by Regency as the computation of FFO includes certain non-cash and non-comparable items that affect the Company's period-over-period performance. Core FFO excludes from FFO, but is not limited to, transaction profits, income or expense, gains or losses from the early extinguishment of debt and other non-core items. The Company provides a reconciliation of FFO to Core FFO.

Reconciliation of Net Income Attributable to Common Stockholders to FFO and Core FFO -
Actual (in thousands)

For the Periods Ended December 31, 2013 and 2012	Three Months Ended		Year to Date
	2013	2012	2013	2012
Net Income (Loss) Attributable to Common Stockholders	$46,326	(37,179)	$128,742	(6,664)
Adjustments to reconcile to Funds From Operations:
Depreciation and amortization - consolidated real estate	29,986	26,446	111,689	108,057
Depreciation and amortization - unconsolidated partnerships	11,542	10,646	43,498	43,162
Consolidated JV partners' share of depreciation	(365)	(208)	(1,003)	(755)
Provision for impairment	—	51,671	6,000	75,326
Amortization of leasing commissions and intangibles	5,021	4,238	19,313	16,055
Gain on sale of operating properties, net of tax	(32,388)	3,342	(67,894)	(13,187)
Noncontrolling interest of exchangeable partnership units	93	(10)	276	106
Funds From Operations	60,215	58,946	240,621	222,100
Dilutive effect of share-based awards	(106)	(121)	(403)	(501)
Funds from Operations for calculating Diluted FFO per Share	$60,109	58,825	$240,218	221,599

Funds From Operations	$60,215	58,946	$240,621	222,100
Adjustments to reconcile to Core Funds From Operations:
Transaction profits, net of dead deal costs and tax	899	(2,641)	1,344	(3,415)
Provision for impairment to land and outparcels	—	—	—	1,000
Provision for hedge ineffectiveness	—	—	(21)	20
Early extinguishment of debt	212	382	(325)	1,238
Original preferred stock issuance costs expensed	—	—	—	10,119
Gain on redemption of preferred units	—	—	—	(1,875)
One-time additional preferred dividend payment	—	—	—	1,750
Core Funds From Operations	61,326	56,687	241,619	230,937
Dilutive effect of share-based awards	(106)	(121)	(403)	(501)
Core Funds From Operations for calculating Diluted Core FFO per Share	$61,220	56,566	$241,216	230,436

Weighted Average Shares For Diluted FFO per Share	92,275	90,307	91,581	89,846

Reported results are preliminary and not final until the filing of the Company's Form 10-K with the SEC and, therefore, remain subject to adjustment.

Reconciliation of Net Income Attributable to Common Stockholders to FFO and Core FFO - Guidance

	Full Year
Funds From Operations Guidance:	2014
Net income attributable to common stockholders	$0.58	0.64
Adjustments to reconcile net income to FFO:
Depreciation expense, amortization and other amounts	2.04	2.04
Funds From Operations	$2.62	2.68
Adjustments to reconcile FFO to Core FFO:
All other non-core amounts	0.04	0.04
Core Funds From Operations	$2.66	2.72

Conference Call

In conjunction with Regency’s fourth quarter results, the company will host a conference call on Thursday, February 13, 2014 at 11:00 a.m. EST. Dial-in and webcast information is listed below.

Fourth Quarter Conference Call
Date:	Thursday, February 13th, 2014
Time:	11:00 a.m. EST
Dial#:	877-407-0789 or 201-689-8562
Webcast:	www.regencycenters.com under Investor Relations

Replay

Webcast Archive:     Investor Relations page under Webcasts & Presentations

The Company has published forward-looking statements and additional financial information in its fourth quarter 2013 supplemental information package that may help investors estimate earnings for 2014. A copy of the Company’s fourth quarter 2013 supplemental information will be available on the Company's website at www.RegencyCenters.com or by written request to: Investor Relations, Regency Centers Corporation, One Independent Drive, Suite 114, Jacksonville, Florida, 32202. The supplemental information package contains more detailed financial and property results including financial statements, an outstanding debt summary, acquisition and development activity, investments in partnerships, information pertaining to securities issued other than common stock, property details, a significant tenant rent report and a lease expiration table in addition to earnings and valuation guidance assumptions. The information provided in the supplemental package is unaudited and there can be no assurance that the information will not vary from the final information in the Company’s Form 10-K for the year ended December 31, 2013. Regency may, but assumes no obligation to, update information in the supplemental package from time to time.

About Regency Centers Corporation (NYSE: REG)

Regency is the preeminent national owner, operator, and developer of high quality grocery-anchored and community shopping centers. At December 31, 2013, the Company owned 328 retail properties, including those held in co-investment partnerships. Including retailer-owned square footage, the portfolio encompassed 43.3 million square feet located in top markets throughout the United States. Since 2000, Regency has developed 214 shopping centers, including those currently in-process, representing an investment at completion of more than $3.0 billion. Operating as a fully integrated real estate company, Regency is a qualified real estate investment trust that is self-administered and self-managed.
###

Forward-looking statements involve risks and uncertainties. Actual future performance, outcomes and results may differ materially from those expressed in forward-looking statements. Please refer to the documents filed by Regency Centers Corporation with the SEC, specifically the most recent reports on Forms 10-K and 10-Q, which identify important risk factors which could cause actual results to differ from those contained in the forward-looking statements.

Summary Financial Information
December 31, 2013
(in thousands, except per share information)

	Three Months Ended		Year to Date
Financial Results	2013	2012	2013	2012
Core Funds From Operations (Core FFO)	$61,326	56,687	$241,619	230,937
Core FFO per share (diluted)	$0.66	0.63	$2.63	2.56
Funds From Operations (FFO)	$60,215	58,946	$240,621	222,100
FFO per share (diluted)	$0.65	0.65	$2.62	2.47
Diluted share and unit count
Weighted average diluted shares	92,275	90,307	91,581	89,846
Dividends paid per share and unit	$0.4625	0.4625	$1.85	1.85
Payout ratio of diluted Core FFO per share	70.1%	73.4%	70.3%	72.3%
Coverage ratios
Interest only	3.7	3.5	3.7	3.6
Fixed charge (consolidated)	2.9	2.8	2.9	2.8
Fixed charge (including pro-rata share of co-investment partnerships)	2.4	2.3	2.4	2.4

	As of	As of	As of	As of
Capital Information	12/31/2013	12/31/2012	12/31/2011	12/31/2010
Market price per common share	$46.30	47.12	37.62	42.24
Market equity value of common and convertible shares	$4,282,704	4,267,736	3,389,525	3,466,385
Non-convertible preferred stock	$325,000	325,000	325,000	325,000
Outstanding debt (including pro-rata share of co-investment partnerships)	$2,388,837	2,539,314	2,592,870	2,757,524
Total market capitalization	$6,996,538	7,132,051	6,307,395	6,548,909
Total real estate at cost before depreciation	$4,385,380	4,352,839	4,488,794	4,417,746
Total assets at cost before depreciation	$4,758,389	4,636,207	4,778,690	4,695,417
Outstanding Classes of Stock and Partnership Units
Common shares outstanding	92,333	90,395	89,922	81,887
Exchangeable units held by noncontrolling interests	166	177	177	177
Common shares and equivalents issued and outstanding	92,499	90,572	90,099	82,064

Summary Real Estate Information
December 31, 2013
(GLA in thousands)

Wholly Owned and 100% of Co-investment Partnerships	12/31/2013	9/30/2013	6/30/2013	3/31/2013	12/31/2012
Number of shopping centers - All properties	328	333	343	345	348
Number of shopping centers - Operating properties	322	326	337	341	344
Number of shopping centers - Same properties	304	313	325	330	323
Number of projects in development	6	7	6	4	4

Gross Leasable Area (GLA) - All properties	37,980	38,287	39,843	40,003	40,293
GLA including retailer-owned stores - All properties	43,300	43,607	45,852	46,033	46,324
GLA - Operating properties	37,326	37,014	38,750	39,141	39,431
GLA - Same properties	35,072	35,838	37,598	38,092	37,313
GLA - Projects in development	655	1,274	1,093	862	862

Wholly Owned and Pro-Rata Share of Co-investment Partnerships
GLA - All properties	27,853	27,916	28,261	28,406	28,406
GLA including retailer-owned stores - All properties	33,173	33,236	34,270	33,248	33,248
GLA - Operating properties	27,198	26,642	27,168	27,544	27,544
GLA - Same properties	25,109	25,631	26,158	26,638	25,802
Spaces > 19,999 sf	13,100	13,322	13,645	13,991	13,413
Spaces 10,000 - 19,999 sf	2,259	2,300	2,345	2,364	2,318
Spaces < 10,000 sf	9,749	10,009	10,168	10,283	10,071
GLA - Projects in development	655	1,274	1,093	862	862

% leased - All properties	94.8%	94.6%	94.3%	94.2%	94.4%
% leased - Operating properties	95.2%	95.0%	94.6%	94.4%	94.6%
% leased - Same properties (1)	95.1%	95.0%	94.7%	94.5%	94.8%
Spaces > 19,999 sf (1)	99.0%	99.5%	99.3%	99.5%	99.3%
Spaces 10,000 - 19,999 sf (1)	95.0%	95.4%	94.0%	95.0%	95.9%
Spaces < 10,000 sf (1)	89.8%	88.8%	88.7%	87.7%	88.4%
Average % leased - Same properties (1)	94.8%	94.7%	94.6%	94.5%	94.4%

Rental rate growth for spaces vacant less than 12 months - YTD (2)	7.1%	7.4%	5.6%	5.4%	5.5%
Same property NOI growth - YTD	3.9%	4.3%	5.0%	4.8%	3.8%
Same property NOI growth without termination fees - YTD	4.0%	4.5%	5.1%	5.1%	4.0%

(1) Prior periods adjusted for current same property pool.
(2) Rent growth is calculated on a same-space, cash basis for new and renewal leases executed.

Consolidated Balance Sheets
December 31, 2013 and December 31, 2012
(in thousands)

	2013	2012
Assets
Real estate investments at cost:
Land, building and improvements	$3,840,081	3,717,845
Properties in development	186,450	192,067
	4,026,531	3,909,912
Less: accumulated depreciation	844,873	782,749
	3,181,658	3,127,163
Investments in real estate partnerships	358,849	442,927
Net real estate investments	3,540,507	3,570,090
Cash and cash equivalents	90,204	28,821
Accounts receivable, net of allowance for doubtful accounts	26,319	26,601
Straight line rent receivables, net of reserves	50,612	49,990
Notes receivable	11,960	23,751
Deferred costs, net of accumulated amortization	69,963	69,506
Acquired lease intangible assets, net of accumulated amortization	44,805	42,459
Trading securities held in trust, at fair value	26,681	23,429
Other assets	52,465	18,811
Total assets	$3,913,516	3,853,458
Liabilities and Equity
Liabilities:
Notes payable	$1,779,697	1,771,891
Unsecured credit facilities	75,000	170,000
Total notes payable	1,854,697	1,941,891
Accounts payable and other liabilities	147,045	127,185
Acquired lease intangible liabilities, net of accumulated amortization	26,729	20,325
Tenants' security and escrow deposits	23,911	18,146
Total liabilities	2,052,382	2,107,547
Equity:
Stockholders' Equity:
Preferred stock	325,000	325,000
Common stock, $.01 par	923	904
Additional paid in capital, net of treasury stock	2,409,751	2,297,386
Accumulated other comprehensive loss	(17,404)	(57,715)
Distributions in excess of net income	(874,916)	(834,810)
Total stockholders' equity	1,843,354	1,730,765
Noncontrolling Interests:
Exchangeable operating partnership units	(1,426)	(1,153)
Limited partners' interest in consolidated partnerships	19,206	16,299
Total noncontrolling interests	17,780	15,146
Total equity	1,861,134	1,745,911
Total liabilities and equity	$3,913,516	3,853,458

Ratios	2013	2012
Net debt to real estate assets, before depreciation	41.1%	44.2%
Net debt to total assets, before depreciation	37.8%	41.5%
Net debt to total assets, before depreciation and including pro-rata share of JVs	40.9%	45.2%
Net debt + preferred to total assets, before deprec. and incl. pro-rata share of JVs	46.7%	51.0%
Unsecured assets to total real estate assets (consolidated only)	77.3%	76.8%
Unsecured NOI to total NOI (consolidated only)	79.1%	78.6%

Consolidated Statements of Operations
For the Periods Ended December 31, 2013 and 2012
(Asset sales not separated as discontinued operations as required by GAAP - See Form 10Q and Form 10K)
(in thousands)

	Three Months Ended		Year to Date
	2013	2012	2013	2012
Real Estate Revenues:
Minimum rent	$92,626	88,581	$365,491	362,223
Percentage rent	1,327	1,392	3,588	3,327
Recoveries from tenants	24,351	23,007	98,883	95,463
Termination fees	188	832	467	1,862
Other income	2,566	2,247	10,405	10,957
	121,058	116,059	478,834	473,832
Real Estate Operating Expenses:
Operating and maintenance	19,840	17,341	73,277	70,240
Provision for doubtful accounts	532	1,006	1,842	3,006
Real estate taxes	13,491	13,097	55,181	55,985
	33,863	31,444	130,300	129,231
Net Operating Income	87,195	84,615	348,534	344,601
Fees and Transaction Income (Expense):
Asset management fees	1,437	1,599	6,205	6,488
Property management fees	3,143	3,559	13,692	14,224
Leasing commissions and other fees	1,321	1,293	5,200	5,799
Development gain	—	9,517	—	9,517
Gain (loss) on sale of outparcels and land	(70)	117	1,076	2,158
Dead deal and acquisition costs	(1,097)	(2,281)	(2,686)	(2,683)
Income tax expense	—	(13,340)	—	(13,824)
	4,734	464	23,487	21,679
Other Operating Expense (Income):
General and administrative	12,021	15,688	57,940	59,631
Other expenses	2,470	324	3,605	1,555
Depreciation and amortization (including FF&E)	35,834	31,622	134,454	127,839
Interest expense, net	26,603	27,333	108,966	112,129
Gain on sale of operating properties	(30,491)	(3,729)	(58,580)	(12,956)
Loss from deferred compensation plan, net	10	8	37	12
Provision for impairment	—	50,161	6,000	74,816
Early extinguishment of debt	32	—	32	852
	46,479	121,407	252,454	363,878
Equity in Income of Unconsolidated Partnerships:
Operating income	4,568	4,868	21,744	16,762
Gain on sale of operating properties	2,181	1,659	9,598	8,962
Provision for impairment	—	(1,510)	—	(1,510)
Early extinguishment of debt and hedge ineffectiveness	(181)	(383)	376	(407)
	6,568	4,634	31,718	23,807
Net Income (Loss)	52,018	(31,694)	151,285	26,209
Noncontrolling Interests:
Preferred units	—	—	—	(629)
Exchangeable operating partnership units	93	(10)	276	106
Limited partners' interest in consolidated partnerships	333	229	1,205	865
Net Income (Loss) Attributable to Noncontrolling Interests	426	219	1,481	342
Net Income (Loss) Attributable to Controlling Interests	51,592	(31,913)	149,804	25,867
Preferred stock dividends	5,266	5,266	21,062	32,531
Net Income (Loss) Attributable to Common Stockholders	$46,326	(37,179)	$128,742	(6,664)

These Consolidated Statements of Operations are not prepared in accordance with GAAP because they do not reflect discontinued operations in accordance with FASB ASC Topic 360. The Company believes that the presentation is useful to readers of this report that wish to understand the Company's operations without reclassifying sales of real estate into discontinued operations. The Consolidated Statements of Operations prepared in accordance with GAAP are included in the following pages.

Funds From Operations (FFO) and Other Information
For the Periods Ended December 31, 2013 and 2012
(in thousands, except share information)

	Three Months Ended		Year to Date
	2013	2012	2013	2012
Reconciliation of Net Income (Loss) to FFO
Net Income (Loss) Attributable to Common Stockholders	$46,326	(37,179)	$128,742	(6,664)
Adjustments to reconcile to Funds From Operations:
Depreciation and amortization - consolidated	29,986	26,446	111,689	108,057
Depreciation and amortization - unconsolidated	11,542	10,646	43,498	43,162
Consolidated JV partners' share of depreciation	(365)	(208)	(1,003)	(755)
Provision for impairment (1)	—	51,671	6,000	75,326
Amortization of leasing commissions and intangibles	5,021	4,238	19,313	16,055
Gain on sale of operating properties, net of tax (1)	(32,388)	3,342	(67,894)	(13,187)
Noncontrolling interest of exchangeable partnership units	93	(10)	276	106
Funds From Operations	$60,215	58,946	$240,621	222,100
Reconciliation of FFO to Core FFO
Funds From Operations	$60,215	58,946	$240,621	222,100
Adjustments to reconcile to Core Funds From Operations:
Transaction profits, net of dead deal costs and tax (1)	899	(2,641)	1,344	(3,415)
Provision for impairment to land and outparcels (1)	—	—	—	1,000
Provision for hedge ineffectiveness (1)	—	—	(21)	20
Loss on early debt extinguishment (1)	212	382	(325)	1,238
Original preferred stock issuance costs expensed	—	—	—	10,119
Gain on redemption of preferred units	—	—	—	(1,875)
One-time additional preferred dividend payment	—	—	—	1,750
Core Funds From Operations	$61,326	56,687	$241,619	230,937
Reconciliation of Net Income (Loss) to FFO (per diluted share)
Net Income (Loss) Attributable to Common Stockholders	$0.50	(0.41)	$1.40	(0.08)
Adjustments to reconcile to Funds From Operations:
Depreciation and amortization - consolidated	0.32	0.29	1.22	1.20
Depreciation and amortization - unconsolidated	0.13	0.12	0.47	0.48
Consolidated JV partners' share of depreciation	—	—	(0.01)	(0.01)
Provision for impairment (1)	—	0.57	0.07	0.84
Amortization of leasing commissions and intangibles	0.05	0.05	0.21	0.18
Gain on sale of operating properties, net of tax (1)	(0.35)	0.03	(0.74)	(0.14)
Noncontrolling interest of exchangeable partnership units	—	—	—	—
Funds From Operations	$0.65	0.65	$2.62	2.47
Reconciliation of FFO to Core FFO (per diluted share)
Funds From Operations	$0.65	0.65	$2.62	2.47
Adjustments to reconcile to Core Funds From Operations:
Transaction profits, net of dead deal costs and tax (1)	0.01	(0.03)	0.01	(0.04)
Provision for impairment to land and outparcels (1)	—	—	—	0.01
Provision for hedge ineffectiveness (1)	—	—	—	—
Loss on early debt extinguishment (1)	—	0.01	—	0.01
Original preferred stock issuance costs expensed	—	—	—	0.11
Gain on redemption of preferred units	—	—	—	(0.02)
One-time additional preferred dividend payment	—	—	—	0.02
Core Funds From Operations	$0.66	0.63	$2.63	2.56

(1) Includes pro-rata share of unconsolidated co-investment partnerships.

Additional Disclosures
For the Periods Ended December 31, 2013 and 2012
(in thousands)

	Three Months Ended		Year to Date
	2013	2012	2013	2012
Additional Disclosures:
Straight-line rental income, net of reserve	$1,608	1,404	$5,459	6,059
Above- and below- market rent amortization	813	377	2,421	1,049
Pro-rata share of JV straight-line rental income, net of reserve	297	369	1,334	1,507
Pro-rata share of JV above- and below- market rent amortization	304	347	1,288	1,520
Impairment losses (1)	—	53,181	6,000	77,836
Non-cash derivative amortization included in interest expense	2,483	2,374	9,607	9,492
Capitalized interest	1,904	1,210	6,078	3,686
Stock-based compensation expense	3,585	2,988	14,379	11,773
Capitalized direct leasing compensation costs	3,649	3,696	10,731	11,914
Capitalized direct development compensation costs	6,202	2,067	11,743	10,312
Fees earned from third parties as reported for GAAP	5,901	6,451	25,097	26,511
Fees earned from third parties, excluding pro-rata share of JVs	4,587	5,061	19,579	20,959
Capital Expenditures (1):
Leasing commissions	4,734	5,149	$14,761	18,434
Tenant improvements and other landlord leasing costs	7,727	8,761	25,193	27,029
Building improvements	5,297	4,553	14,374	12,625
Components of Same Property NOI (1):
Revenues excluding termination fees	$135,580	131,818	$537,409	517,586
Termination fees	133	123	585	952
Expenses	38,183	36,951	149,082	144,193
Same property NOI	$97,530	94,990	$388,912	374,345
Same property growth excluding termination fees	2.7%		4.0%
(1) Includes pro-rata share of unconsolidated co-investment partnerships.

Consolidated Statements of Operations (GAAP Basis)
For the Periods Ended December 31, 2013 and 2012
(in thousands)

	Three Months Ended		Year to Date
	2013	2012	2013	2012
Revenues:
Minimum rent	$91,898	83,601	$353,833	340,940
Percentage rent	1,327	1,389	3,583	3,323
Recoveries from tenants and other income	26,879	24,789	106,494	103,155
Management, transaction, and other fees	5,901	6,451	25,097	26,511
Total revenues	126,005	116,230	489,007	473,929
Operating Expenses:
Depreciation and amortization	35,692	29,451	130,630	119,008
Operating and maintenance	19,618	16,473	71,018	66,687
General and administrative	13,292	15,917	61,234	61,700
Real estate taxes	13,394	12,410	53,726	52,911
Other expense	4,075	3,627	8,079	7,187
Total operating expenses	86,071	77,878	324,687	307,493
Other Expense (Income):
Interest expense, net of interest income	26,603	27,333	108,966	112,129
Provision for impairment	—	161	6,000	20,316
Early extinguishment of debt	32	—	32	852
Net investment income from deferred compensation plan	(1,260)	(221)	(3,257)	(2,057)
Total other expense	25,375	27,273	111,741	131,240
Income before equity in income of investments in real estate partnerships	14,559	11,079	52,579	35,196
Equity in income of investments in real estate partnerships	6,568	4,634	31,718	23,807
Income from continuing operations before tax	21,127	15,713	84,297	59,003
Income tax expense of taxable REIT subsidiary	—	13,342	—	13,224
Income from continuing operations	21,127	2,371	84,297	45,779
Discontinued Operations, net:
Operating income (loss)	470	(47,432)	7,332	(43,583)
Gain on sale of properties	30,491	13,250	57,953	21,855
Income (loss) from discontinued operations	30,961	(34,182)	65,285	(21,728)
Income (loss) before gain on sale of real estate	52,088	(31,811)	149,582	24,051
Gain (loss) on sale of real estate	(70)	117	1,703	2,158
Net income (loss)	52,018	(31,694)	151,285	26,209
Noncontrolling Interests:
Preferred units	—	—	—	629
Exchangeable operating partnership units	(93)	10	(276)	(106)
Limited partners' interests in consolidated partnerships	(333)	(229)	(1,205)	(865)
Net income attributable to noncontrolling interests	(426)	(219)	(1,481)	(342)
Net income (loss) attributable to controlling interests	51,592	(31,913)	149,804	25,867
Preferred stock dividends	(5,266)	(5,266)	(21,062)	(32,531)
Net income (loss) attributable to common stockholders	$46,326	(37,179)	$128,742	(6,664)
These consolidated statements of operations should be read in conjunction with the Company's most recent Form 10-Q and Form 10-K filed with the Securities and Exchange Commission.

Summary of Consolidated Debt
December 31, 2013 and 2012
(in thousands)

Total Debt Outstanding:	12/31/2013	12/31/2012
Mortgage loans payable:
Fixed rate secured loans	$481,345	470,914
Variable rate secured loans	—	3,041
Unsecured debt offering fixed rate	1,298,352	1,297,936
Unsecured credit facilities	75,000	170,000
Total	$1,854,697	1,941,891

Schedule of Maturities by Year:	Scheduled Principal Payments	Mortgage Loan Maturities	Unsecured Maturities (1)	Total	Weighted Average Fixed Interest Rate (2)
2014	$7,094	15,538	150,000	172,632	5.0%
2015	5,747	62,435	350,000	418,182	5.3%
2016	5,487	21,661	75,000	102,148	5.9%
2017	4,881	84,812	400,000	489,693	5.9%
2018	4,156	57,358	—	61,514	6.2%
2019	3,136	106,000	—	109,136	7.8%
2020	2,974	78,243	150,000	231,217	6.2%
2021	2,782	—	250,000	252,782	4.8%
2022	2,742	5,848	—	8,590	7.7%
2023	1,373	120	—	1,493	5.8%
>10 years	3,998	87	—	4,085	6.1%
Unamortized debt (discount)/premium	—	4,873	(1,648)	3,225
	$44,370	436,975	1,373,352	1,854,697	5.7%

Percentage of Total Debt:	12/31/2013	12/31/2012
Fixed	96.0%	91.1%
Variable	4.0%	8.9%
Current Average Interest Rates: (3)
Fixed	5.5%	5.7%
Variable	1.6%	1.7%
Effective Interest Rate	5.4%	5.3%

Average Years to Maturity:
Fixed	3.9	4.8
Variable	3.0	3.7

(1) Includes unsecured public debt and unsecured credit facilities.
(2) Represents the weighted average fixed interest rate on borrowings maturing during each of these years.
(3) Interest rates are as of the quarter end and exclude the impact of deferred loan cost amortization.

Summary of Consolidated Debt
December 31, 2013 and 2012
(in thousands)
Lender	Collateral	Rate		Maturity	12/31/2013	12/31/2012
Fixed Rate
Mortgage Loans
Midland Loan Services	Gateway Shopping Center	7.110%		05/01/13	$—	16,652
TIAA-CREF	Northgate Square	5.640%		01/10/14	—	5,757
Northwestern Mutual Life Insurance Company	Belleview Square	6.200%		07/01/14	6,769	7,208
PNC Bank	Seminole Shoppes	2.360%	(1)	09/01/14	9,000	9,000
Glenview State Bank	Glen Oak Plaza	5.750%		10/01/14	—	3,555
Aid Association of Lutherans	Murryhill Marketplace	5.220%		01/01/15	7,013	7,284
United of Omaha Life Insurance Company	Fleming Island	7.400%		02/05/15	417	747
Escrow Bank, USA	Twin City Plaza	5.650%		04/06/15	40,493	41,199
Principal Commercial Funding	Sandy Springs	5.360%		06/05/15	16,371	16,647
Municipal Tax Bonds Payable	Friars Mission Center	7.600%		09/02/15	272	393
Midland Loan Services	Hilltop Village	5.570%		04/06/16	7,500	—
Berkadia Commercial Mortgage	Naples Walk	6.150%		08/11/16	15,524	15,997
Jefferson Pilot	Peartree Village	8.400%		06/01/17	8,043	8,575
Allianz Life Insurance Company	4S Commons Town Center	6.000%		06/10/17	62,500	62,500
Bank of America	Grand Ridge Plaza	5.836%		07/01/17	11,482	11,646
Metropolitan Life Insurance Company	Corkscrew Village	6.170%		08/01/17	8,188	8,436
TIAA-CRER	Westchase	5.520%		07/10/18	7,529	7,799
Guardian Life Insurance Company	Amerige Heights Town Center	6.130%		12/01/18	16,796	17,000
Guardian Life Insurance Company	El Cerrito Plaza	6.380%		12/01/18	39,355	39,976
Allianz Life Insurance Company	Tassajara Crossing	7.750%		07/10/19	19,800	19,800
Allianz Life Insurance Company	Plaza Hermosa	7.750%		07/10/19	13,800	13,800
Allianz Life Insurance Company	Sequoia Station	7.750%		07/10/19	21,100	21,100
Allianz Life Insurance Company	Mockingbird Common	7.750%		07/10/19	10,300	10,300
Allianz Life Insurance Company	Sterling Ridge	7.750%		07/10/19	13,900	13,900
Allianz Life Insurance Company	Frisco Prestonbrook	7.750%		07/10/19	6,800	6,800
Allianz Life Insurance Company	Wellington Town Square	7.750%		07/10/19	12,800	12,800
Allianz Life Insurance Company	Berkshire Commons	7.750%		07/10/19	7,500	7,500
Allianz Life Insurance Company	Willow Festival	5.750%		01/10/20	39,505	39,505
Nationwide Bank	Kent Place	3.300%		04/01/20	8,250	—
CUNA Mutal Insurance Society	Ocala Corners	6.450%		04/01/20	5,211	5,386
PNC Bank	Fellsway Plaza	3.696%	(2)	10/16/20	28,100	—
John Hancock Life Insurance Company	Kirkwood Commons	7.680%		10/01/22	11,510	11,947
State Farm Life Insurance Company	Tech Ridge Center	5.830%		06/01/23	10,497	11,301
NYLIM Real Estate Group	Oak Shade Town Center	6.050%		05/10/28	10,147	10,574
Unamortized premiums on assumed debt of acquired properties					4,873	5,830
Total Fixed Rate Mortgage Loans					481,345	470,914

Summary of Consolidated Debt
December 31, 2013 and 2012
(in thousands)
Lender	Collateral	Rate		Maturity	12/31/2013	12/31/2012

Unsecured Debt, Net of Discounts (Issue Date)
Debt Offering (4/1/04)	Unsecured	4.950%		04/15/14	150,000	150,000
Debt Offering (7/18/05)	Unsecured	5.250%		08/01/15	350,000	350,000
Debt Offering (6/5/07)	Unsecured	5.875%		06/15/17	400,000	400,000
Debt Offering (6/2/10)	Unsecured	6.000%		06/15/20	150,000	150,000
Debt Offering (10/7/10)	Unsecured	4.800%		04/15/21	250,000	250,000
Unamortized debt (discount)/premium					(1,648)	(2,064)
Total Fixed Rate Unsecured Debt, Net of Discounts					1,298,352	1,297,936
Variable Rate
Mortgage Loans
US Bank	Kroger New Albany Center	LIBOR + 3.80%		10/01/14	—	3,041
Total Variable Rate Mortgage Loans					—	3,041
Unsecured Debt
Wells Fargo Bank	$800 Million Line of Credit	LIBOR + 1.175%	(3)	09/04/16	—	70,000
Wells Fargo Bank	Term Loan	LIBOR + 1.45%		12/15/16	75,000	100,000
Total Variable Rate Unsecured Debt					75,000	170,000
Total					$1,854,697	1,941,891

(1) Underlying debt is LIBOR+1.60%; however, an interest rate swap is in place to fix the interest rate on this debt at 2.360% through maturity.
(2) Underlying debt is LIBOR+1.50%; however, an interest rate swap is in place to fix the interest rate on this debt at 3.696% through maturity.
(3) Subject to a one-year extension at the Company's option.

Summary of Unsecured Credit Facilities, Unsecured Public Debt and Public Debt Covenants
December 31, 2013
(in thousands)

Outstanding Unsecured Credit Facilities and Unsecured Public Debt:	Origination	Maturity	Rate	Balance
$800 Million Line of Credit	09/13/12	09/4/16 (2)	LIBOR + 1.175%	$—
Term Loan	11/17/11	12/15/16	LIBOR + 1.45%	$75,000
Unsecured Public Debt:	04/01/04	04/15/14	4.950%	$150,000
	07/18/05	08/01/15	5.250%	$350,000
	06/05/07	06/15/17	5.875%	$400,000
	06/02/10	06/15/20	6.000%	$150,000
	10/07/10	04/15/21	4.800%	$250,000

Unsecured Public Debt Covenants:	Required	9/30/2013	6/30/2013	3/30/2013	12/31/2012
Fair Market Value Calculation Method Covenants (1)
Total Consolidated Debt to Total Consolidated Assets	≤ 65%	33%	33%	34%	35%
Secured Consolidated Debt to Total Consolidated Assets	≤ 40%	8%	8%	9%	9%
Consolidated Income for Debt Service to Consolidated Debt Service	≥ 1.5x	3.4	3.3	3.4	3.3
Unencumbered Consolidated Assets to Unsecured Consolidated Debt	>150%	328%	324%	310%	305%
Historical Cost Basis Covenants (1)
Total Consolidated Debt to Total Undepreciated Assets	≤ 60%	40%	40%	42%	42%
Secured Consolidated Debt to Total Undepreciated Assets	≤ 40%	10%	10%	11%	10%
Consolidated Income for Debt Service to Consolidated Debt Service	≥ 1.5x	3.4	3.3	3.4	3.3
Unencumbered Consolidated Assets to Unsecured Consolidated Debt	>150%	272%	267%	257%	252%

Note: Debt covenant disclosure is in arrears due to current quarter calculations being dependent on the Company's most recent Form 10-Q or Form 10-K filing.
(1) For a complete listing of all Debt Covenants related to the Company's Senior Unsecured Notes, as well as definitions of the above terms, please refer to the Company's filings with the Securities and Exchange Commission.

(2) Subject to a one-year extension at the Company's option.

Summary of Preferred Stock
December 31, 2013
(in thousands)

	Dividend Rate	Issuance Date	Callable Date	Par Value	Issuance Costs
Series 6	6.625%	2/16/2012	2/16/2017	$250,000	$8,614
Series 7	6.000%	8/23/2012	8/23/2017	75,000	2,484
				$325,000	$11,098

Property Transactions
December 31, 2013
(in thousands)

Acquisitions:
Date	Property Name	Co-investment Partner (REG %)	CBSA	Total GLA	Purchase Price	Regency’s Share of Purchase Price	Regency’s Pro Rata Cap Rate	Anchor(s)(1)
May-13	Preston Oaks		Dallas-Fort Worth-Arlington	104	$27,000	$27,000	6.1%	H.E.B. Central Market
Jul-13	Shoppes of Burnt Mills	Oregon (20%)	Washington-Arlington-Alexandria	31	13,600	2,720	5.9%	Trader Joe's
Oct-13	Fellsway Plaza(2)		Boston-Cambridge-Quincy	145	42,500	31,875	5.7%	Stop & Shop
Dec-13	Holly Park(3)		Raleigh-Cary	160	33,900	33,663	5.7%	Trader Joe's
	Total Acquisitions			440	$117,000	$95,258	5.8%

Dispositions:
Date	Property Name	Co-investment Partner (REG %)	CBSA	Total GLA	Sales Price	Regency’s Share of Sales Price	Regency’s Pro Rata Cap Rate	Anchor(s)(1)
May-13	Deer Springs Town Center		Las Vegas-Paradise	331	$50,500	$50,500	6.8%	(Target), Home Depot, Toys "R" Us
May-13	Elkridge Corners	GRI (40%)	Baltimore-Towson	74	11,200	4,480	8.5%	Green Valley Markets
Jun-13	Vine at Castaic		Los Angeles-Long Beach-Santa Ana	27	5,500	5,500	8.6%	--
Jun-13	Anthem Marketplace		Phoenix-Mesa-Scottsdale	113	23,300	23,300	5.9%	Safeway
Jun-13	Horton's Corner		Jacksonville	15	6,000	6,000	6.4%	Walgreens
Aug-13	Portfolio Disposition				332,000	79,664	7.3%
	- Falcon Ridge Town Center	RRP (20%)	Riverside-San Bernardino-Ontario	233				Stater Bros., (Target), Sports Authority, Ross Dress for Less, Michaels, Party City
	- Falcon Ridge Town Center Phase II	RRP (20%)	Riverside-San Bernardino-Ontario	67				24 Hour Fitness, CVS
	- Fortuna Center Plaza	RRP (20%)	Washington-Arlington-Alexandria	105				Shoppers Food Warehouse, (Target), Rite Aid
	- Indian Springs Market Center	RRP (20%)	Cincinnati-Middletown	141				Kohl's, (Wal-Mart), Office Depot, HH Gregg Appliances
	- Orchards Market Center I	RRP (20%)	Portland-Vancouver-Beaverton	101				Wholesale Sports, Jo-Ann Fabrics, PETCO, (Rite Aid)
	- Orchards Market Center II		Portland-Vancouver-Beaverton	77				LA Fitness, Office Depot
	- Silver Spring Square	RRP (20%)	Harrisburg-Carlisle	314				Wegmans, (Target), Ross Dress For Less, Bed Bath and Beyond, Best Buy, Office Max
	- Sycamore Crossing	RRP (20%)	Cincinnati-Middletown	391				Fresh Market, Macy's Furniture Gallery, Toys 'R Us, Barnes & Noble
	- Vista Village Phase I	RRP (20%)	San Diego-Carlsbad-San Marcos	129				Krikorian Theaters, (Lowe's)
	- Vista Village Phase II	RRP (20%)	San Diego-Carlsbad-San Marcos	55				Frazier Farms
	- Vista Village Phase IV		San Diego-Carlsbad-San Marcos	11
Aug-13	Westridge Village		Los Angeles-Long Beach-Santa Ana	92	33,500	33,500	6.8%	Albertsons, Beverages & More!
Sep-13	Rockwall Town Center		Dallas-Fort Worth-Arlington	46	15,157	15,157	7.0%	(Kroger), (Walgreens)
Oct-13	Beckett Commons		Cincinnati-Middletown	121	16,500	16,500	7.9%	Kroger
Nov-13	Sherwood Market Center		Portland-Vancouver-Beaverton	124	22,250	22,250	8.3%	Albertsons
Nov-13	Goshen Plaza	GRI (40%)	Washington-Arlington-Alexandria	43	10,100	4,040	8.0%	CVS
Nov-13	Portfolio Disposition				37,439	7,487	7.5%
	- Island Crossing	Oregon (20%)	Port St. Lucie-Fort Pierce	58				Publix
	- King Plaza	Oregon (20%)	Atlanta-Sandy Springs-Marietta	81				Publix
	- Lost Mountain	Oregon (20%)	Atlanta-Sandy Springs-Marietta	73				Publix
	- Surfside Plaza	Oregon (20%)	Myrtle Beach-Conway-North Myrtle Beach	60				Bi-Lo
Nov-13	Cheshire Station		Washington-Arlington-Alexandria	97	23,000	23,000	7.3%	PriceRite
Nov-13	Market at Opitz Crossing		Washington-Arlington-Alexandria	150	18,000	18,000	8.6%
	Total Dispositions			3,129	$604,446	$309,378	7.3%

	(1) Retailers in parenthesis are a shadow anchor and not part of the owned property
	(2) Regency has 75.0% interest in Fellsway Plaza
	(3) Regency has 99.3% interest in Holly Park

Summary of Development, Redevelopment and Land Held
December 31, 2013
(in thousands)

Project Name	State	CBSA	Anchor Tenants	Anchor Opens	Est. Net Dev Costs After Partner Participation	Est. Net Costs to Complete (1)	Stabilized Yield (2)	Company Owned GLA	Company Owned % Leased	Gross GLA	Gross % Leased
Projects in Development:
Juanita Tate Marketplace	CA	Los Angeles-Long Beach-Santa Ana	Northgate Market	Apr-14	$17,189	$10,566	9.4%	77	92%	77	92%
Fountain Square	FL	Miami-Fort Lauderdale-Miami Beach	Publix, Ross, TJ Maxx	Nov-14	$52,561	$27,923	7.8%	180	72%	319	84%
Shoppes on Riverside	FL	Jacksonville	The Fresh Market	Oct-14	$14,769	$10,555	7.5%	50	49%	50	49%
Glen Gate	IL	Chicago-Naperville-Joliet	Mariano's Fresh Market	Feb-15	$29,725	$21,069	8.2%	103	73%	103	73%
Shops on Main (4)	IN	Chicago-Naperville-Joliet	Gordmans, Ross, HomeGoods & DSW	Apr-14	$29,424	$1,678	6.2%	155	89%	155	89%
Shops at Erwin Mill	NC	Durham-Chapel Hill	Harris Teeter	Nov-13	$14,593	$2,627	9.5%	90	85%	90	85%
Total Projects in Development		6			$158,261	$74,418	7.9%	655	79%	794	82%

Development Completions:
East Washington Place (3)	CA	Santa Rosa-Petaluma	Target, Sprout's & Dick's	Jun-13	$56,892	$2,584	8.0%	203	93%	342	96%
Southpark at Cinco Ranch	TX	Houston-Baytown-Sugar Land	Kroger & Academy Sports	Oct-12	$30,625	$2,518	9.0%	239	96%	239	96%
Grand Ridge Plaza	WA	Seattle-Tacoma-Bellevue	Safeway, Regal Cinemas & Marshalls	Jul-13	$88,764	$3,236	7.5%	326	99%	326	99%
Total Development Completions		3			$176,281	$8,338	7.9%	768	96%	907	97%

Redevelopment and Renovations:					Incremental Costs (5)	Incremental Costs to Complete	Incremental Yield
Various Properties		13			$52,810	$31,912	8% - 10%

Land Held for Future Development:					Net Development Costs to Date (6)
Various Properties		9			$26,928

Notes:
New starts for the quarter are in bold.
(1) Construction in progress (CIP) balance and costs to date on Projects in Development are not equal. CIP balance contains costs of land held for development, deposits on contracts and other pre-closing costs.

(2) NOI stabilized yields on costs after allocating land basis for outparcel proceeds, additional interest and overhead capitalization, and adjusting for JV partner participation are estimated to be 7.3% for Projects in Development and 7.7% for Development Completions.

(3) Conversion of previously purchased land with incremental net development costs of $43,258 at an incremental stabilized yield of 10.5%.
(4) Represents Regency's pro rata share. Conversion of previously purchased land with incremental net development costs of $14,808 at an incremental stabilized yield of 12.4%.
(5) Includes Regency's pro-rata share of unconsolidated co-investment partnerships.
(6) Net development costs at completion subject to change as costs based on preliminary development plans only.

Unconsolidated Investments
December 31, 2013
(in thousands)

					Regency
Co-investment Parter and Portfolio Summary Abbreviation	Number of Properties	Total GLA	Total Assets	Total Debt	Ownership Interest	Share of Debt	Investment 12/31/2013	Equity Pick-up
State of Oregon
(JV-C, JV-C2)	25	2,873	$500,588	$258,292	20.00%	$51,658	$25,532	$3,001
(JV-CCV)	1	552	103,805	47,300	30.00%	14,190	16,678	662
	26	3,425	604,393	305,592
GRI
(JV-GRI)	75	9,664	1,870,660	984,583	40.00%	393,833	250,118	12,788
Charter Hall Retail REIT
(JV-M3) (1)	—	—	—	—	—%	—	—	53
CalSTRS
(JV-RC)	8	778	159,255	81,433	25.00%	20,358	15,576	332
Regency Retail Partners
(JV-RRP) (2)	—	—	9,325	—	20.00%	—	1,793	7,749
USAA
(JV-USA)	8	805	118,865	66,909	20.01%	13,387	1,391	487
Publix
(JV-O)	6	558	72,321	—	50.00%	—	35,796	2,018
H.E.B.
(JV-O) (3)(5)	1	137	23,587	25,597	50.00%	12,800	3,001	306
Individual Investors
(JV-O) (3)	2	145	81,193	55,829	50.00%	27,914	8,964	(177)
BRE Throne Holdings LLC
(BRET) (4)	—	—	—	—	—%	—	—	4,499

	126	15,512	$2,939,599	$1,519,943		$534,140	$358,849	$31,718

(1) On March 20, 2013, Regency entered into a liquidation agreement with Macquarie Countrywide (US) No. 2, LLC to redeem its 24.95% interest through dissolution of the Macquarie CountryWide-Regency III, LLC co-investment partnership through a distribution-in-kind.

(2) On August 13, 2013, Regency Retail Partners, LP (the "Fund") sold 100% of its interest in its entire portfolio of shopping centers to a third party. The Fund will be dissolved following the final distribution of proceeds.

(3) Includes land held for future development.
(4) Represents Regency's preferred equity investment in BRE Throne Holdings LLC ("BRET") acquired in July 2012 in conjunction with a portfolio sale of 15 properties to BRET. As the property holdings in BRET do not change Regency's preferred return, BRET's portfolio information is not included. On October 23, 2013, 100% of Regency's interest in BRET was redeemed for cash.

(5) Regency has received greater than 100% return of its original investment in Indian Springs at Woodlands, Ltd., an investment with H.E.B., and has classified its Investment In the partnership within Accounts Payable and Other Liabilities within the Consolidated Balance Sheets.

Reconciliation of Equity of Regency Centers in Unconsolidated Partnerships to Regency Centers' Investment in Real Estate Partnerships
Equity of Regency Centers in Unconsolidated Partnerships	468,099
add: Investment in Indian Springs at Woodlands, Ltd. (5)	$4,094
less: Impairment	(5,880)
less: Ownership percentage or Restricted Gain Method deferral	(29,261)
less: Net book equity in excess of purchase price	(78,203)
Regency Centers' Investment in Real Estate Partnerships	358,849

Unconsolidated Balance Sheets - Regency’s Pro-Rata Share
December 31, 2013 and 2012
(in thousands)

	2013	2012
Assets
Real estate, at cost	$1,232,690	1,309,774
Less: accumulated depreciation	273,831	240,940
	958,859	1,068,834
Properties in development	11,188	12,463
Net real estate investments	970,047	1,081,297
Cash and cash equivalents	9,804	10,260
Accounts receivable, net of allowance for uncollectible accounts	6,884	7,359
Straight line rent receivable, net of reserves	12,542	12,587
Deferred costs, net	15,227	14,667
Acquired lease intangible assets, net	14,606	20,337
Other assets	2,271	2,763
Regency only assets (1)	4,461	5,117
Total assets	$1,035,842	1,154,387
Liabilities and Equity
Liabilities:
Notes payable	$534,140	597,423
Accounts payable and other liabilities	20,788	22,299
Tenants’ security and escrow deposits	3,376	2,881
Acquired lease intangible liabilities, net	9,439	13,279
Total liabilities	567,743	635,882
Equity:
Equity - Regency Centers	468,099	518,505
Total Liabilities and Equity	$1,035,842	1,154,387

(1) Capitalized development costs

Pro-rata financial information is not and is not intended to be a presentation in accordance with generally accepted accounting principles. However, management believes that providing such information is useful to investors in assessing the impact of its co-investment partnership activities on the operations of the Company which include such items on a single line presentation under the equity method in the Company’s consolidated financial statements.

Unconsolidated Statements of Operations – Regency’s Pro-Rata Share
For the periods ended December 31, 2013 and 2012
(in thousands)

	Three Months Ended		Year to Date
	2013	2012	2013	2012
Revenues:
Minimum rent	$23,394	24,413	$96,974	97,898
Percentage rent	97	85	1,367	869
Recoveries from tenants	6,807	6,656	28,412	27,171
Termination fees	21	58	215	432
Other income	340	329	1,739	1,943
Total revenues	30,659	31,541	128,707	128,313
Operating expense (income):
Operating and maintenance	4,643	4,632	18,860	18,397
Real estate taxes	3,797	3,747	15,595	15,472
Provision for doubtful accounts	141	335	490	990
Other expense (income)	58	71	158	160
Total operating expenses	8,639	8,785	35,103	35,019
Net operating income	22,020	22,756	93,604	93,294
Other expense (income):
General and administrative	468	497	1,982	1,997
Depreciation and amortization expense	11,463	10,662	43,375	43,225
Interest expense, net	7,429	8,028	31,693	33,449
Gain on sale of real estate	(2,181)	(1,659)	(3,847)	(8,962)
Loss on extinguishment of debt	181	382	(356)	387
(Gain) loss on hedge ineffectiveness	—	—	(21)	21
Provision for impairment	—	1,510	—	1,510
Preferred return on equity investment	(769)	(1,282)	(4,499)	(2,211)
Other expense (income)	(565)	—	(557)	134
Total other expense	16,026	18,138	67,770	69,550
Net income before Regency only expense (income)	5,994	4,618	25,834	23,744
Regency only expense (income):
Accretion of excess investment	(610)	(53)	(6,034)	(212)
Depreciation of capitalized costs	38	37	150	149
Total Regency only expense (income)	(572)	(16)	(5,884)	(63)
Net income	$6,566	4,634	$31,718	23,807
Pro-rata financial information is not and is not intended to be a presentation in accordance with generally accepted accounting principles. However, the impact of its co-investment partnership activities on the operations of the Company which include such management believes that providing such information is useful to investors in assessing items on a single line presentation under the equity method in the Company’s consolidated financial statements.

Summary of Unconsolidated Debt
December 31, 2013 and 2012
(in thousands)

Total Debt Outstanding:	12/31/2013	12/31/2012
Mortgage loans payable:
Fixed rate secured loans	$1,494,554	1,783,850
Variable rate secured loans	11,329	11,138
Unsecured line of credit variable rate	14,060	21,660
Total	$1,519,943	1,816,648

Schedule of Maturities by Year:	Scheduled Principal Payments	Mortgage Loan Maturities	Unsecured Maturities	Total	Regency's Pro Rata Share	Weighted Average Fixed Interest Rate
2014	$19,921	53,015	14,060	86,996	25,460	5.0%
2015	20,382	99,750	—	120,132	43,107	5.2%
2016	17,550	305,076	—	322,626	113,362	6.0%
2017	17,685	87,479	—	105,164	27,053	6.6%
2018	18,888	37,000	—	55,888	15,723	5.9%
2019	18,721	65,939	—	84,660	21,932	7.4%
2020	15,436	250,632	—	266,068	97,124	5.6%
2021	10,355	151,432	—	161,787	64,646	4.9%
2022	7,239	156,202	—	163,441	65,304	4.5%
2023	2,290	125,108	—	127,398	50,883	4.9%
>10 Years	117	26,681	—	26,798	10,125	4.1%
Net unamortized debt premium / (discount)	—	(1,015)	—	(1,015)	(579)
	$148,584	1,357,299	14,060	1,519,943	534,140	5.5%

Percentage of Total Debt:	12/31/2013	12/31/2012
Fixed	98.3%	98.2%
Variable	1.7%	1.8%
Current Average Interest Rates: (1)
Fixed	5.5%	5.6%
Variable	2.9%	2.7%
Effective Interest Rate	5.4%	5.5%

(1) Interest rates are as of the quarter-end and exclude the impact of deferred loan cost amortization.

Average Years to Maturity:
Fixed	5.6	6.1
Variable	2.1	2.8

Leasing Statistics -Wholly Owned and Regency's Pro-Rata Share of Co-investment Partnerships
December 31, 2013
(Operating Properties Only)

Leasing Statistics - Comparable
							Rent Growth (spaces vacant < 12 mo)
Total	Leasing Transactions	GLA (in 000s)	Base Rent/Sq. Ft	Rent Growth %	Weighted Avg. Lease Term	Tenant Improvements /Sq. Ft.	Leasing Transactions	GLA (in 000s)	Rent Growth
4th Quarter 2013	358	1,168	$20.15	4.5%	5.8	$1.70	307	1,034	6.5%
3rd Quarter 2013	290	957	21.46	12%	7.3	1.08	250	822	11.5%
2nd Quarter 2013	355	1,263	18.71	3.7%	5.3	2.54	313	1,170	5.7%
1st Quarter 2013	278	875	23.82	4.6%	4.7	1.62	254	834	5.4%
Total - 12 months	1,281	4,263	$20.76	5.9%	5.8	$1.78	1,124	3,860	7.1%

							Rent Growth (spaces vacant < 12 mo)
New Leases	Leasing Transactions	GLA (in 000s)	Base Rent/Sq. Ft	Rent Growth %	Weighted Avg. Lease Term	Tenant Improvements /Sq. Ft.	Leasing Transactions	GLA (in 000s)	Rent Growth
4th Quarter 2013	118	329	$19.87	1.4%	7.4	$4.76	67	195	10.7%
3rd Quarter 2013	82	273	23.35	25.9%	10.6	3.45	42	138	33.6%
2nd Quarter 2013	106	273	23.56	4.1%	7.5	10.33	64	180	15.4%
1st Quarter 2013	68	201	22.17	8.6%	6.7	5.84	44	160	14.8%
Total - 12 months	374	1,076	$22.06	9.0%	8.1	$6.02	217	673	17.7%

							Rent Growth (spaces vacant < 12 mo)
Renewals	Leasing Transactions	GLA (in 000s)	Base Rent/Sq. Ft	Rent Growth %	Weighted Avg. Lease Term	Tenant Improvements /Sq. Ft.	Leasing Transactions	GLA (in 000s)	Rent Growth
4th Quarter 2013	240	839	$20.26	5.6%	5.3	$0.59	240	839	5.6%
3rd Quarter 2013	208	684	20.76	7.0%	6.1	0.19	208	684	7.0%
2nd Quarter 2013	249	990	17.33	3.5%	4.7	0.33	249	990	3.5%
1st Quarter 2013	210	674	24.31	3.6%	4.1	0.38	210	674	3.6%
Total - 12 months	907	3,187	$20.33	4.9%	5.0	$0.39	907	3,187	4.9%

Leasing Statistics - Comparable and Non-comparable
Total	Leasing Transactions	GLA (in 000s)	Base Rent/Sq. Ft	Weighted Avg. Lease Term	Tenant Improvements /Sq. Ft.
4th Quarter 2013	425	1,381	$20.42	6.0	$2.48
3rd Quarter 2013	340	1,117	21.35	7.1	1.69
2nd Quarter 2013	419	1,493	18.74	5.6	2.82
1st Quarter 2013	320	993	23.85	4.6	2.13
Total - 12 months	1,504	4,984	$20.80	5.9	$2.33
Notes:
All amounts reported at execution
Number of leasing transactions and GLA leased reported at 100%; All other statistics reported at pro-rata share
Rent growth is on a same space, cash basis, and pro rata

Average Base Rent by State - Wholly Owned and Regency's Pro-Rata Share of Co-investment Partnerships
December 31, 2013
(in thousands)

State	Number of Properties	GLA	% of Total GLA	% Leased (1)	Annualized Base Rent	% of Ann. Base Rent	Average Base Rent/ Sq. Ft
Alabama	2	144	0.5%	80.2%	$1,617	0.3%	$13.80
Arizona	3	296	1.1%	87.6%	3,688	0.8%	14.25
California	63	6,511	23.4%	96.3%	145,935	30.5%	23.08
Colorado	20	1,577	5.7%	90.6%	20,095	4.2%	14.01
Connecticut	1	72	0.3%	99.8%	1,977	0.4%	26.50
Delaware	3	269	1.0%	95.0%	3,900	0.8%	15.25
District of Columbia	2	12	—%	100.0%	775	0.2%	62.32
Florida	49	4,412	15.8%	91.4%	63,142	13.2%	14.35
Georgia	16	1,402	5.0%	94.6%	24,138	5.0%	17.77
Illinois	13	1,240	4.5%	95.1%	18,700	3.9%	14.67
Indiana	6	265	1.0%	89.9%	3,770	0.8%	15.60
Kentucky	1	23	0.1%	100.0%	473	0.1%	17.71
Maryland	14	618	2.2%	97.6%	12,649	2.6%	20.60
Massachusetts	4	543	1.9%	96.2%	9,859	2.1%	18.56
Michigan	2	118	0.4%	53.4%	766	0.2%	12.13
Minnesota	5	208	0.7%	97.8%	2,788	0.6%	13.70
Missouri	4	408	1.5%	100.0%	6,210	1.3%	11.99
New Jersey	2	63	0.2%	92.6%	981	0.2%	16.89
New York	1	57	0.2%	100.0%	1,678	0.4%	29.68
North Carolina	18	1,285	4.6%	95.9%	20,036	4.2%	16.15
Ohio	9	1,297	4.7%	97.8%	13,676	2.9%	11.28
Oregon	8	654	2.3%	95.8%	11,559	2.4%	18.36
Pennsylvania	10	590	2.1%	96.3%	12,891	2.7%	21.99
South Carolina	4	147	0.5%	100.0%	2,089	0.4%	14.17
Tennessee	5	392	1.4%	96.7%	3,616	0.8%	13.23
Texas	26	2,729	9.8%	96.4%	47,230	9.9%	17.79
Virginia	26	1,658	6.0%	96.9%	26,897	5.6%	20.29
Washington	9	754	2.7%	97.3%	16,105	3.4%	21.94
Wisconsin	2	108	0.4%	93.2%	772	0.2%	7.69
Total All Properties	328	27,853	100.0%	94.8%	$478,013	100.0%	$17.89

(1) Includes leases that are executed but not yet rent paying.

Portfolio Summary Report By State
December 31, 2013
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG's Ownership %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft

Shoppes at Fairhope Village			AL	Mobile	85	85	84.5%		—	54	Publix	$14.97
Valleydale Village Shop Center	O	50%	AL	Birmingham-Hoover	118	59	73.9%		—	44	Publix	$11.95
			AL		203	144	80.2%	80.2%	—	99
Palm Valley Marketplace	C	20%	AZ	Phoenix-Mesa-Scottsdale	108	22	94.1%		—	55	Safeway	$13.49
Pima Crossing			AZ	Phoenix-Mesa-Scottsdale	238	238	95.6%		—	—	Golf & Tennis Pro Shop, Inc., SteinMart	$14.10
Shops at Arizona			AZ	Phoenix-Mesa-Scottsdale	36	36	30.2%		—	—	—	$18.82
			AZ		382	296	87.6%	87.6%	—	55
4S Commons Town Center			CA	San Diego-Carlsbad-San Marcos	240	240	92.6%		—	68	Ralphs, Jimbo's...Naturally!	$29.74
Amerige Heights Town Center			CA	Los Angeles-Long Beach-Santa Ana	89	89	100.0%		143	58	Albertsons, (Target)	$27.14
Auburn Village	GRI	40%	CA	Sacramento--Arden-Arcade--Roseville	134	54	86.2%		—	46	Bel Air Market	$17.27
Balboa Mesa Shopping Center			CA	San Diego-Carlsbad-San Marcos	186	186	97.7%		—	42	Von's Food & Drug, Kohl's	$23.54
Bayhill Shopping Center	GRI	40%	CA	San Francisco-Oakland-Fremont	122	49	98.4%		—	32	Mollie Stone's Market	$21.88
Blossom Valley	USAA	20%	CA	San Jose-Sunnyvale-Santa Clara	93	19	100.0%		—	34	Safeway	$24.55
Brea Marketplace	GRI	40%	CA	Los Angeles-Long Beach-Santa Ana	352	141	99.6%		—	25	Sprout's Markets, Target	$16.57
Clayton Valley Shopping Center			CA	San Francisco-Oakland-Fremont	260	260	93.0%		—	14	Fresh & Easy, Orchard Supply Hardware	$20.29
Corral Hollow	RC	25%	CA	Stockton	167	42	99.0%		—	66	Safeway, Orchard Supply & Hardware	$16.47
Costa Verde Center			CA	San Diego-Carlsbad-San Marcos	179	179	93.9%		—	40	Bristol Farms	$34.70
Diablo Plaza			CA	San Francisco-Oakland-Fremont	63	63	100.0%		53	53	(Safeway)	$35.06
East Washington Place			CA	Santa Rosa-Petaluma	203	203	93.4%		138	25	(Target), Dick's Sporting Goods, TJ Maxx	$23.31
El Camino Shopping Center			CA	Los Angeles-Long Beach-Santa Ana	136	136	99.5%		—	36	Von's Food & Drug	$24.36
El Cerrito Plaza			CA	San Francisco-Oakland-Fremont	256	256	95.7%		67	78	(Lucky's), Trader Joe's	$26.81
El Norte Pkwy Plaza			CA	San Diego-Carlsbad-San Marcos	91	91	94.9%		—	42	Von's Food & Drug	$16.49
Encina Grande			CA	San Francisco-Oakland-Fremont	102	102	94.0%		—	23	Safeway	$25.88

Portfolio Summary Report By State
December 31, 2013
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG's Ownership %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft
Five Points Shopping Center	GRI	40%	CA	Santa Barbara-Santa Maria-Goleta	145	58	96.2%		—	35	Albertsons	$24.92
Folsom Prairie City Crossing			CA	Sacramento--Arden-Arcade--Roseville	90	90	93.7%		—	55	Safeway	$19.10
French Valley Village Center			CA	Riverside-San Bernardino-Ontario	99	99	96.9%		—	44	Stater Bros.	$24.07
Friars Mission Center			CA	San Diego-Carlsbad-San Marcos	147	147	100.0%		—	55	Ralphs	$30.69
Gateway 101			CA	San Francisco-Oakland-Fremont	92	92	100.0%		212	—	(Home Depot), (Best Buy), Sports Authority, Nordstrom Rack	$31.14
Gelson's Westlake Market Plaza			CA	Oxnard-Thousand Oaks-Ventura	85	85	98.0%		—	38	Gelson's Markets	$17.84
Golden Hills Promenade			CA	San Luis Obispo-Paso Robles	242	242	98.1%		—	—	Lowe's	$6.72
Granada Village	GRI	40%	CA	Los Angeles-Long Beach-Santa Ana	226	91	97.8%		—	24	Sprout's Markets	$21.09
Hasley Canyon Village	USAA	20%	CA	Los Angeles-Long Beach-Santa Ana	66	13	100.0%		—	52	Ralphs	$23.20
Heritage Plaza			CA	Los Angeles-Long Beach-Santa Ana	230	230	98.6%		—	44	Ralphs	$30.53
Indio Towne Center			CA	Riverside-San Bernardino-Ontario	180	180	86.3%		236	94	(Home Depot), (WinCo), Toys R Us	$17.78
Jefferson Square			CA	Riverside-San Bernardino-Ontario	38	38	47.9%		—	—	—	$15.17
Juanita Tate Marketplace			CA	Los Angeles-Long Beach-Santa Ana	77	77	91.5%		—	43	Northgate Market	$22.66
Laguna Niguel Plaza	GRI	40%	CA	Los Angeles-Long Beach-Santa Ana	42	17	96.7%		39	39	(Albertsons)	$24.76
Loehmanns Plaza California			CA	San Jose-Sunnyvale-Santa Clara	113	113	100.0%		53	53	(Safeway)	$18.24
Marina Shores	C2	20%	CA	Los Angeles-Long Beach-Santa Ana	68	14	100.0%		—	26	Whole Foods	$32.69
Mariposa Shopping Center	GRI	40%	CA	San Jose-Sunnyvale-Santa Clara	127	51	100.0%		—	43	Safeway	$18.71
Morningside Plaza			CA	Los Angeles-Long Beach-Santa Ana	91	91	97.4%		—	43	Stater Bros.	$20.51
Navajo Shopping Center	GRI	40%	CA	San Diego-Carlsbad-San Marcos	102	41	98.9%		—	44	Albertsons	$13.29
Newland Center			CA	Los Angeles-Long Beach-Santa Ana	149	149	97.2%		—	58	Albertsons	$20.77
Oakbrook Plaza			CA	Oxnard-Thousand Oaks-Ventura	83	83	94.7%		—	44	Albertsons	$16.61
Oak Shade Town Center			CA	Sacramento--Arden-Arcade--Roseville	104	104	97.7%		—	40	Safeway	$20.52

Portfolio Summary Report By State
December 31, 2013
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG's Ownership %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft
Plaza Hermosa			CA	Los Angeles-Long Beach-Santa Ana	95	95	100.0%		—	37	Von's Food & Drug	$23.10
Pleasant Hill Shopping Center	GRI	40%	CA	San Francisco-Oakland-Fremont	228	91	100.0%		—	—	Target, Toys "R" Us	$23.53
Point Loma Plaza	GRI	40%	CA	San Diego-Carlsbad-San Marcos	213	85	90.1%		—	50	Von's Food & Drug	$18.63
Powell Street Plaza			CA	San Francisco-Oakland-Fremont	166	166	100.0%		—	10	Trader Joe's	$30.35
Raley's Supermarket	C2	20%	CA	Sacramento--Arden-Arcade--Roseville	63	13	100.0%		—	63	Raley's	$5.41
Rancho San Diego Village	GRI	40%	CA	San Diego-Carlsbad-San Marcos	153	61	88.4%		—	40	Von's Food & Drug	$20.10
Rona Plaza			CA	Los Angeles-Long Beach-Santa Ana	52	52	100.0%		—	37	Superior Super Warehouse	$18.97
San Leandro Plaza			CA	San Francisco-Oakland-Fremont	50	50	100.0%		38	38	(Safeway)	$31.83
Seal Beach	C	20%	CA	Los Angeles-Long Beach-Santa Ana	97	19	96.7%		—	48	Von's Food & Drug	$23.34
Sequoia Station			CA	San Francisco-Oakland-Fremont	103	103	100.0%		62	62	(Safeway)	$35.37
Silverado Plaza	GRI	40%	CA	Napa	85	34	100.0%		—	32	Nob Hill	$15.91
Snell & Branham Plaza	GRI	40%	CA	San Jose-Sunnyvale-Santa Clara	92	37	98.6%		—	53	Safeway	$16.94
South Bay Village			CA	Los Angeles-Long Beach-Santa Ana	108	108	100.0%		—	—	Orchard Supply Hardware	$20.21
Strawflower Village			CA	San Francisco-Oakland-Fremont	79	79	98.5%		—	34	Safeway	$18.91
Tassajara Crossing			CA	San Francisco-Oakland-Fremont	146	146	98.9%		—	56	Safeway	$21.69
Twin Oaks Shopping Center	GRI	40%	CA	Los Angeles-Long Beach-Santa Ana	98	39	96.6%		—	41	Ralphs	$17.14
Twin Peaks			CA	San Diego-Carlsbad-San Marcos	208	208	99.1%		—	45	Albertsons, Target	$17.43
Uptown District			CA	San Diego-Carlsbad-San Marcos	149	149	94.1%		—	52	Ralphs, Trader Joe's	$33.30
Valencia Crossroads			CA	Los Angeles-Long Beach-Santa Ana	173	173	100.0%		—	35	Whole Foods, Kohl's	$23.91
Ventura Village			CA	Oxnard-Thousand Oaks-Ventura	76	76	91.3%		—	43	Von's Food & Drug	$19.45
West Park Plaza			CA	San Jose-Sunnyvale-Santa Clara	88	88	100.0%		—	25	Safeway	$16.97
Westlake Village Plaza and Center			CA	Oxnard-Thousand Oaks-Ventura	194	194	89.4%		—	72	Von's Food & Drug and Sprouts	$31.29

Portfolio Summary Report By State
December 31, 2013
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG's Ownership %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft
Woodman Van Nuys			CA	Los Angeles-Long Beach-Santa Ana	108	108	100.0%		—	78	El Super	$14.34
Woodside Central			CA	San Francisco-Oakland-Fremont	81	81	100.0%		113	—	(Target)	$21.39
Ygnacio Plaza	GRI	40%	CA	San Francisco-Oakland-Fremont	110	44	97.2%		—	17	Fresh & Easy	$34.70
			CA		8,283	6,511	96.3%	96.3%	1,154	2,521
Applewood Shopping Center	GRI	40%	CO	Denver-Aurora	381	152	92.8%		—	71	King Soopers, Wal-Mart	$10.30
Arapahoe Village	GRI	40%	CO	Boulder	159	64	95.1%		—	44	Safeway	$16.56
Belleview Square			CO	Denver-Aurora	117	117	100.0%		—	65	King Soopers	$16.76
Boulevard Center			CO	Denver-Aurora	79	79	94.8%		53	53	(Safeway)	$25.02
Buckley Square			CO	Denver-Aurora	116	116	98.9%		—	62	King Soopers	$9.52
Centerplace of Greeley III Phase I			CO	Greeley	119	119	93.6%		—	—	Sports Authority	$13.49
Cherrywood Square	GRI	40%	CO	Denver-Aurora	97	39	100.0%		—	72	King Soopers	$9.21
Crossroads Commons	C	20%	CO	Boulder	143	29	98.7%		—	66	Whole Foods	$25.20
Falcon Marketplace			CO	Colorado Springs	22	22	78.7%		184	50	(Wal-Mart Supercenter)	$20.61
Hilltop Village			CO	Denver-Aurora	100	100	91.1%		—	66	King Soopers	$8.74
Kent Place			CO	Denver-Aurora	48	48	100.0%		—	30	King Soopers	$19.09
Littleton Square			CO	Denver-Aurora	94	94	74.5%		—	50	King Soopers	$12.35
Lloyd King Center			CO	Denver-Aurora	83	83	98.3%		—	61	King Soopers	$11.50
Marketplace at Briargate			CO	Colorado Springs	29	29	100.0%		66	66	(King Soopers)	$26.89
Monument Jackson Creek			CO	Colorado Springs	85	85	100.0%		—	70	King Soopers	$11.10
Ralston Square Shopping Center	GRI	40%	CO	Denver-Aurora	83	33	93.7%		—	55	King Soopers	$9.45
Shops at Quail Creek			CO	Denver-Aurora	38	38	100.0%		100	100	(King Soopers)	$24.26
South Lowry Square			CO	Denver-Aurora	120	120	41.7%		—	—	—	$15.39
Stroh Ranch			CO	Denver-Aurora	93	93	96.8%		—	70	King Soopers	$11.95
Woodmen Plaza			CO	Colorado Springs	116	116	93.6%		—	70	King Soopers	$12.52
			CO		2,123	1,577	90.6%	90.6%	403	1,120
Corbin's Corner	GRI	40%	CT	Hartford-West Hartford-East Hartford	180	72	99.8%		—	10	Trader Joe's, Toys "R" Us, Best Buy	$26.50
			CT		180	72	99.8%	99.8%	—	10
Shops at The Columbia	RC	25%	DC	Washington-Arlington-Alexandria	23	6	100.0%		—	12	Trader Joe's	$36.75
Spring Valley Shopping Center	GRI	40%	DC	Washington-Arlington-Alexandria	17	7	100.0%		—	—	—	$83.97
			DC		40	12	100.0%	100.0%	—	12

Portfolio Summary Report By State
December 31, 2013
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG's Ownership %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft
Pike Creek			DE	Philadelphia-Camden-Wilmington	232	232	94.6%		—	49	Acme Markets, K-Mart	$13.56
Shoppes of Graylyn	GRI	40%	DE	Philadelphia-Camden-Wilmington	67	27	96.1%		—	—	—	$22.24
White Oak - Dover, DE			DE	Dover	11	11	100.0%		—	—	—	$32.73
			DE		309	269	95.0%	95.0%	—	49
Anastasia Plaza			FL	Jacksonville	102	102	95.1%		—	49	Publix	$11.77
Aventura Shopping Center			FL	Miami-Fort Lauderdale-Miami Beach	103	103	73.7%		—	36	Publix	$18.68
Berkshire Commons			FL	Naples-Marco Island	110	110	97.8%		—	66	Publix	$13.47
Bloomingdale Square			FL	Tampa-St. Petersburg-Clearwater	268	268	98.9%		—	40	Publix, Wal-Mart, Bealls	$9.26
Boynton Lakes Plaza			FL	Miami-Fort Lauderdale-Miami Beach	106	106	96.5%		—	46	Publix	$14.96
Caligo Crossing			FL	Miami-Fort Lauderdale-Miami Beach	11	11	100.0%		98	—	(Kohl's)	$42.74
Canopy Oak Center	O	50%	FL	Ocala	90	45	91.8%		—	54	Publix	$18.73
Carriage Gate			FL	Tallahassee	74	74	80.1%		—	13	—	$18.82
Chasewood Plaza			FL	Miami-Fort Lauderdale-Miami Beach	147	147	94.6%		—	54	Publix	$22.85
Corkscrew Village			FL	Cape Coral-Fort Myers	82	82	92.6%		—	51	Publix	$12.68
Courtyard Shopping Center			FL	Jacksonville	137	137	100.0%		63	63	(Publix), Target	$3.33
East Towne Center			FL	Orlando	70	70	90.0%		—	45	Publix	$13.49
Five Points Plaza	RC	25%	FL	Miami-Fort Lauderdale-Miami Beach	39	10	100.0%		—	28	Publix	$15.30
Fleming Island			FL	Jacksonville	137	137	83.2%		130	48	Publix, (Target)	$15.15
Fountain Square			FL	Miami-Fort Lauderdale-Miami Beach	180	180	71.9%		140	46	Publix	$21.62
Garden Square			FL	Miami-Fort Lauderdale-Miami Beach	90	90	98.6%		—	42	Publix	$15.60
Grande Oak			FL	Cape Coral-Fort Myers	79	79	96.7%		—	54	Publix	$14.39
Hibernia Pavilion			FL	Jacksonville	51	51	84.4%		—	39	Publix	$15.84
Hibernia Plaza			FL	Jacksonville	8	8	16.7%		—	—	--	$10.00
John's Creek Center	C2	20%	FL	Jacksonville	75	15	87.9%		—	45	Publix	$13.76

Portfolio Summary Report By State
December 31, 2013
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG's Ownership %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft
Julington Village	C	20%	FL	Jacksonville	82	16	100.0%		—	51	Publix	$14.58
Kings Crossing Sun City			FL	Tampa-St. Petersburg-Clearwater	75	75	97.1%		—	51	Publix	$12.27
Lynnhaven	O	50%	FL	Panama City-Lynn Haven	64	32	95.6%		—	44	Publix	$12.12
Marketplace Shopping Center			FL	Tampa-St. Petersburg-Clearwater	90	90	80.7%		—	—	LA Fitness	$17.94
Millhopper Shopping Center			FL	Gainesville	80	80	83.5%		—	46	Publix	$15.96
Naples Walk Shopping Center			FL	Naples-Marco Island	125	125	82.5%		—	51	Publix	$14.66
Newberry Square			FL	Gainesville	181	181	89.8%		—	40	Publix, K-Mart	$7.49
Nocatee Town Center			FL	Jacksonville	70	70	100.0%		—	54	Publix	$14.02
Northgate Square			FL	Tampa-St. Petersburg-Clearwater	75	75	100.0%		—	48	Publix	$13.28
Oakleaf Commons			FL	Jacksonville	74	74	90.5%		—	46	Publix	$13.45
Ocala Corners			FL	Tallahassee	87	87	97.9%		—	61	Publix	$13.83
Old St Augustine Plaza			FL	Jacksonville	232	232	92.5%		—	52	Publix, Burlington Coat Factory, Hobby Lobby	$7.74
Pebblebrook Plaza	O	50%	FL	Naples-Marco Island	77	38	100.0%		—	61	Publix	$13.89
Pine Tree Plaza			FL	Jacksonville	63	63	97.8%		—	38	Publix	$12.88
Plantation Plaza	C2	20%	FL	Jacksonville	78	16	88.0%		—	45	Publix	$15.21
Regency Square			FL	Tampa-St. Petersburg-Clearwater	352	352	97.0%		66	—	AMC Theater, Michaels, (Best Buy), (Macdill)	$15.03
Seminole Shoppes			FL	Jacksonville	73	73	100.0%		—	54	Publix	$20.92
Shoppes @ 104			FL	Miami-Fort Lauderdale-Miami Beach	108	108	96.7%		—	46	Winn-Dixie	$16.09
Shoppes at Bartram Park	O	50%	FL	Jacksonville	126	63	95.7%		97	45	Publix, (Kohl's)	$17.28
Shoppes on Riverside			FL	Jacksonville	50	50	48.9%		—	20	The Fresh Market	$17.61
Shops at John's Creek			FL	Jacksonville	15	15	91.6%		—	—	—	$18.42
Starke			FL	None	13	13	100.0%		—	—	—	$24.65
Suncoast Crossing			FL	Tampa-St. Petersburg-Clearwater	118	118	90.8%		143	—	Kohl's, (Target)	$5.80
Town Square			FL	Tampa-St. Petersburg-Clearwater	44	44	90.0%		—	—	—	$26.74
Village Center			FL	Tampa-St. Petersburg-Clearwater	182	182	84.8%		—	36	Publix	$18.21

Portfolio Summary Report By State
December 31, 2013
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG's Ownership %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft
Welleby Plaza			FL	Miami-Fort Lauderdale-Miami Beach	110	110	91.7%		—	47	Publix	$11.35
Wellington Town Square			FL	Miami-Fort Lauderdale-Miami Beach	107	107	95.5%		—	45	Publix	$19.98
Westchase			FL	Tampa-St. Petersburg-Clearwater	79	79	100.0%		—	51	Publix	$14.33
Willa Springs	USAA	20%	FL	Orlando	90	18	100.0%		—	44	Publix	$17.86
			FL		4,880	4,412	91.4%	92.7%	737	1,896
Ashford Place			GA	Atlanta-Sandy Springs-Marietta	53	53	81.5%		—	—	—	$19.48
Briarcliff La Vista			GA	Atlanta-Sandy Springs-Marietta	39	39	100.0%		—	—	—	$18.26
Briarcliff Village			GA	Atlanta-Sandy Springs-Marietta	190	190	95.2%		—	43	Publix	$14.89
Buckhead Court			GA	Atlanta-Sandy Springs-Marietta	48	48	92.5%		—	—	—	$15.81
Cambridge Square			GA	Atlanta-Sandy Springs-Marietta	71	71	100.0%		—	41	Kroger	$13.82
Cornerstone Square			GA	Atlanta-Sandy Springs-Marietta	80	80	95.7%		—	18	Aldi	$14.67
Delk Spectrum			GA	Atlanta-Sandy Springs-Marietta	99	99	83.3%		—	45	Publix	$14.99
Dunwoody Hall	USAA	20%	GA	Atlanta-Sandy Springs-Marietta	86	17	96.3%		—	44	Publix	$16.29
Dunwoody Village			GA	Atlanta-Sandy Springs-Marietta	121	121	97.2%		—	18	Fresh Market	$17.48
Howell Mill Village			GA	Atlanta-Sandy Springs-Marietta	92	92	98.8%		—	31	Publix	$18.66
Loehmanns Plaza Georgia			GA	Atlanta-Sandy Springs-Marietta	138	138	92.2%		—	—	—	$21.10
Paces Ferry Plaza			GA	Atlanta-Sandy Springs-Marietta	62	62	89.5%		—	—	—	$30.99
Powers Ferry Square			GA	Atlanta-Sandy Springs-Marietta	98	98	99.3%		—	—	—	$26.28
Powers Ferry Village			GA	Atlanta-Sandy Springs-Marietta	79	79	100.0%		—	48	Publix	$11.97
Russell Ridge			GA	Atlanta-Sandy Springs-Marietta	99	99	91.4%		—	63	Kroger	$12.15
Sandy Springs			GA	Atlanta-Sandy Springs-Marietta	116	116	98.5%		—	12	—	$19.67
			GA		1,471	1,402	94.6%	94.6%	—	365

Portfolio Summary Report By State
December 31, 2013
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG's Ownership %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft
Civic Center Plaza	GRI	40%	IL	Chicago-Naperville-Joliet	265	106	98.9%		—	87	Super H Mart, Home Depot	$10.94
Geneva Crossing	C	20%	IL	Chicago-Naperville-Joliet	123	25	98.8%		—	72	Dominick's	$14.07
Glen Gate			IL	Chicago-Naperville-Joliet	103	103	73.3%		—	76	Mariano's Fresh Market	$22.50
Glen Oak Plaza			IL	Chicago-Naperville-Joliet	63	63	100.0%		—	12	Trader Joe's	$21.97
Hinsdale			IL	Chicago-Naperville-Joliet	179	179	95.1%		—	70	Dominick's	$13.03
McHenry Commons Shopping Center	GRI	40%	IL	Chicago-Naperville-Joliet	99	40	92.6%		—	—	Hobby Lobby	$7.39
Riverside Sq & River's Edge	GRI	40%	IL	Chicago-Naperville-Joliet	169	68	100.0%		—	74	Mariano's Fresh Market	$15.22
Roscoe Square	GRI	40%	IL	Chicago-Naperville-Joliet	140	56	97.3%		—	51	Mariano's Fresh Market	$18.97
Shorewood Crossing	C	20%	IL	Chicago-Naperville-Joliet	88	18	91.7%		—	66	Mariano's Fresh Market	$14.13
Shorewood Crossing II	C2	20%	IL	Chicago-Naperville-Joliet	86	17	100.0%		—	—	—	$13.57
Stonebrook Plaza Shopping Center	GRI	40%	IL	Chicago-Naperville-Joliet	96	38	94.3%		—	63	Dominick's	$11.59
Westbrook Commons			IL	Chicago-Naperville-Joliet	124	124	91.3%		—	51	Dominick's	$10.86
Willow Festival			IL	Chicago-Naperville-Joliet	404	404	98.8%		—	60	Whole Foods, Lowe's	$16.39
			IL		1,940	1,240	95.1%	97.0%	—	683
Airport Crossing			IN	Chicago-Naperville-Joliet	12	12	88.6%		90	—	(Kohl's)	$17.46
Augusta Center			IN	Chicago-Naperville-Joliet	15	15	90.1%		214	—	(Menards)	$22.10
Greenwood Springs			IN	Indianapolis	28	28	100.0%		266	50	(Gander Mountain), (Wal-Mart Supercenter)	$15.23
Shops on Main			IN	Chicago-Naperville-Joliet	155	155	89.4%		—	—	Gordmans	$13.34
Willow Lake Shopping Center	GRI	40%	IN	Indianapolis	86	34	80.0%		64	64	(Kroger)	$16.76
Willow Lake West Shopping Center	GRI	40%	IN	Indianapolis	53	21	97.0%		—	12	Trader Joe's	$23.54
			IN		348	265	89.9%	90.6%	634	126
Walton Towne Center			KY	Cincinnati-Middletown	23	23	100.0%		116	116	(Kroger)	$17.71
			KY		23	23	100.0%	100.0%	116	116
Fellsway Plaza			MA	Boston-Cambridge-Quincy	149	149	100.0%		—	61	Stop & Shop	$17.88

Portfolio Summary Report By State
December 31, 2013
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG's Ownership %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft
Shops at Saugus			MA	Boston-Cambridge-Quincy	87	87	92.8%		—	11	Trader Joe's	$27.96
Speedway Plaza	C2	20%	MA	Worcester	184	37	97.6%		—	60	Stop & Shop, Burlington Coat Factory	$10.61
Twin City Plaza			MA	Boston-Cambridge-Quincy	270	270	95.4%		—	63	Shaw's, Marshall's	$16.95
			MA		690	543	96.4%	95.0%	—	195
Bowie Plaza	GRI	40%	MD	Washington-Arlington-Alexandria	103	41	93.8%		—	—	—	$18.29
Burnt Mills	C2	20%	MD	Washington-Arlington-Alexandria	31	6	100.0%		—	9	—	$34.00
Clinton Park	C	20%	MD	Washington-Arlington-Alexandria	206	41	95.6%		49	43	Giant Food, Sears, (Toys "R" Us)	$9.44
Cloppers Mill Village	GRI	40%	MD	Washington-Arlington-Alexandria	137	55	96.1%		—	70	Shoppers Food Warehouse	$17.44
Festival at Woodholme	GRI	40%	MD	Baltimore-Towson	81	32	95.3%		—	10	Trader Joe's	$36.66
Firstfield Shopping Center	GRI	40%	MD	Washington-Arlington-Alexandria	22	9	88.8%		—	—	—	$37.10
King Farm Village Center	RC	25%	MD	Washington-Arlington-Alexandria	118	30	92.5%		—	54	Safeway	$27.53
Parkville Shopping Center	GRI	40%	MD	Baltimore-Towson	162	65	98.6%		—	41	Giant Food	$14.88
Southside Marketplace	GRI	40%	MD	Baltimore-Towson	125	50	96.1%		—	44	Shoppers Food Warehouse	$16.93
Takoma Park	GRI	40%	MD	Washington-Arlington-Alexandria	104	42	100.0%		—	64	Shoppers Food Warehouse	$11.78
Valley Centre	GRI	40%	MD	Baltimore-Towson	220	88	100.0%		—	—	—	$15.02
Village at Lee Airpark			MD	Baltimore-Towson	88	88	100.0%		75	63	Giant Food, (Sunrise)	$30.62
Watkins Park Plaza	GRI	40%	MD	Washington-Arlington-Alexandria	111	44	100.0%		—	—	Safeway	$23.33
Woodmoor Shopping Center	GRI	40%	MD	Washington-Arlington-Alexandria	69	27	98.1%		—	—	—	$26.26
			MD		1,578	618	97.6%	97.6%	124	398
Fenton Marketplace			MI	Flint	97	97	43.3%		—	—	—	$8.81
State Street Crossing			MI	Ann Arbor	21	21	100.0%		147	—	(Wal-Mart)	$18.77
			MI		118	118	53.4%	53.4%	147	—
Brentwood Plaza			MO	St. Louis	60	60	100.0%		—	52	Schnucks	$10.23
Bridgeton			MO	St. Louis	71	71	100.0%		130	63	Schnucks, (Home Depot)	$11.90
Dardenne Crossing			MO	St. Louis	67	67	100.0%		—	63	Schnucks	$10.81
Kirkwood Commons			MO	St. Louis	210	210	100.0%		258	—	Wal-Mart, (Target), (Lowe's)	$9.73
			MO		408	408	100.0%	100.0%	388	179

Portfolio Summary Report By State
December 31, 2013
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG's Ownership %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft
Apple Valley Square	RC	25%	MN	Minneapolis-St. Paul-Bloomington	185	46	95.2%		87	62	Rainbow Foods, Jo-Ann Fabrics, (Burlington Coat Factory)	$11.61
Calhoun Commons	RC	25%	MN	Minneapolis-St. Paul-Bloomington	66	17	100.0%		—	50	Whole Foods	$22.13
Colonial Square	GRI	40%	MN	Minneapolis-St. Paul-Bloomington	93	37	98.7%		—	44	Lund's	$17.96
Rockford Road Plaza	GRI	40%	MN	Minneapolis-St. Paul-Bloomington	207	83	98.7%		—	—	Kohl's	$11.41
Rockridge Center	C2	20%	MN	Minneapolis-St. Paul-Bloomington	125	25	97.0%		—	89	Cub Foods	$13.02
			MN		677	208	97.8%	97.8%	87	245
Cameron Village	CCV	30%	NC	Raleigh-Cary	553	166	96.8%		—	87	Harris Teeter, Fresh Market	$18.29
Carmel Commons			NC	Charlotte-Gastonia-Concord	133	133	92.5%		—	14	Fresh Market	$17.63
Cochran Commons	C2	20%	NC	Charlotte-Gastonia-Concord	66	13	98.2%		—	42	Harris Teeter	$15.44
Colonnade Center			NC	Raleigh-Cary	58	58	100.0%		—	40	Whole Foods	$26.36
Erwin Square			NC	Durham-Chapel Hill	90	90	84.9%		—	53	Harris Teeter	$15.20
Glenwood Village			NC	Raleigh-Cary	43	43	96.8%		—	28	Harris Teeter	$14.09
Harris Crossing			NC	Raleigh-Cary	65	65	92.9%		—	53	Harris Teeter	$8.63
Holly Park			NC	Raleigh-Cary	160	160	98.6%		—	12	Trader Joe's	$13.07
Lake Pine Plaza			NC	Raleigh-Cary	88	88	95.2%		—	58	Kroger	$11.61
Maynard Crossing	USAA	20%	NC	Raleigh-Cary	123	25	92.8%		—	56	Kroger	$14.28
Phillips Place	O	50%	NC	Charlotte-Gastonia-Concord	133	67	99.3%		—	—	--	$30.89
Providence Commons	RC	25%	NC	Charlotte-Gastonia-Concord	77	19	100.0%		—	50	Harris Teeter	$16.00
Middle Creek Commons			NC	Raleigh-Cary	74	74	96.7%		—	49	Lowes Foods	$14.87
Shoppes of Kildaire	GRI	40%	NC	Raleigh-Cary	145	58	97.2%		—	19	Trader Joe's	$16.62
Southpoint Crossing			NC	Durham-Chapel Hill	103	103	97.1%		—	59	Kroger	$15.01
Sutton Square	C2	20%	NC	Raleigh-Cary	101	20	98.7%		—	24	Fresh Market	$16.40
Village Plaza	C2	20%	NC	Durham-Chapel Hill	75	15	100.0%		—	42	Whole Foods	$16.56
Woodcroft Shopping Center			NC	Durham-Chapel Hill	90	90	98.7%		—	41	Food Lion	$12.04
			NC		2,175	1,285	95.9%	96.8%	—	727
Plaza Square	GRI	40%	NJ	New York-Northern New Jersey-Long Island	104	42	95.3%		—	60	Shop Rite	$21.81
Haddon Commons	GRI	40%	NJ	Philadelphia-Camden-Wilmington	53	21	87.3%		—	34	Acme Markets	$6.35
			NJ		157	63	92.6%	92.6%	—	94

Portfolio Summary Report By State
December 31, 2013
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG's Ownership %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft
Lake Grove Commons	GRI	40%	NY	New York-Northern New Jersey-Long Island	141	57	100.0%			48	Whole Foods, LA Fitness	$29.68
			NY		141	57	100.0%	100.0%	—	48
Cherry Grove			OH	Cincinnati-Middletown	196	196	97.9%		—	66	Kroger	$10.57
East Pointe			OH	Columbus	102	102	100.0%		—	59	Kroger	$9.08
Hyde Park			OH	Cincinnati-Middletown	397	397	95.9%		—	169	Kroger, Biggs	$14.58
Kroger New Albany Center			OH	Columbus	93	93	100.0%		—	65	Kroger	$11.15
Maxtown Road (Northgate)			OH	Columbus	85	85	100.0%		90	62	Kroger, (Home Depot)	$11.01
Red Bank Village			OH	Cincinnati-Middletown	164	164	100.0%		—	—	Wal-Mart	$6.39
Regency Commons			OH	Cincinnati-Middletown	31	31	94.5%		—	—	—	$21.42
Westchester Plaza			OH	Cincinnati-Middletown	88	88	95.3%		—	67	Kroger	$9.25
Windmiller Plaza Phase I			OH	Columbus	140	140	98.5%		—	101	Kroger	$8.91
			OH		1,297	1,297	97.8%	97.8%	90	589
Corvallis Market Center			OR	Corvallis	85	85	100.0%		—	12	Trader Joe's	$19.12
Greenway Town Center	GRI	40%	OR	Portland-Vancouver-Beaverton	93	37	94.8%		—	38	Whole Foods	$12.30
Murrayhill Marketplace			OR	Portland-Vancouver-Beaverton	149	149	95.4%		—	41	Safeway	$15.38
Northgate Marketplace			OR	Medford	81	81	98.8%		—	13	Trader Joe's	$20.94
Sherwood Crossroads			OR	Portland-Vancouver-Beaverton	88	88	94.2%		—	55	Safeway	$10.65
Sunnyside 205			OR	Portland-Vancouver-Beaverton	54	54	86.0%		—	—	—	$25.14
Tanasbourne Market			OR	Portland-Vancouver-Beaverton	71	71	100.0%		—	57	Whole Foods	$27.37
Walker Center			OR	Portland-Vancouver-Beaverton	90	90	94.0%		—	—	Bed Bath and Beyond	$19.12
			OR		710	654	95.8%	95.8%	—	215
Allen Street Shopping Center	GRI	40%	PA	Allentown-Bethlehem-Easton	46	18	100.0%		—	22	Ahart's Market	$13.94
City Avenue Shopping Center	GRI	40%	PA	Philadelphia-Camden-Wilmington	159	64	76.7%		—	—	—	$18.97
Gateway Shopping Center			PA	Philadelphia-Camden-Wilmington	214	214	99.3%		—	11	Trader Joe's	$26.15
Hershey			PA	Harrisburg-Carlisle	6	6	100.0%		—	—	—	$30.41

Portfolio Summary Report By State
December 31, 2013
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG's Ownership %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft
Kulpsville Village Center			PA	Philadelphia-Camden-Wilmington	15	15	100.0%		—	—	—	$30.36
Lower Nazareth Commons			PA	Allentown-Bethlehem-Easton	90	90	100.0%		244	111	(Wegmans), (Target), Sports Authority	$25.31
Mercer Square Shopping Center	GRI	40%	PA	Philadelphia-Camden-Wilmington	91	37	96.7%		—	51	Wies Markets	$20.98
Newtown Square Shopping Center	GRI	40%	PA	Philadelphia-Camden-Wilmington	141	56	100.0%		—	56	Acme Markets	$15.80
Stefko Boulevard Shopping Center	GRI	40%	PA	Allentown-Bethlehem-Easton	134	54	93.1%		—	73	Valley Farm Market	$7.48
Warwick Square Shopping Center	GRI	40%	PA	Philadelphia-Camden-Wilmington	90	36	98.0%		—	51	Giant Food	$19.12
			PA		987	590	96.3%	96.3%	244	375
Buckwalter Village			SC	Hilton Head Island-Beaufort	60	60	100.0%		—	46	Publix	$14.53
Merchants Village	GRI	40%	SC	Charleston-North Charleston	80	32	100.0%		—	38	Publix	$14.57
Orangeburg			SC	Charleston-North Charleston	15	15	100.0%		—	—	—	$23.01
Queensborough Shopping Center	O	50%	SC	Charleston-North Charleston	82	41	100.0%		—	66	Publix	$10.15
			SC		236	147	100.0%	100.0%	—	149
Dickson Tn			TN	Nashville-Davidson--Murfreesboro	11	11	100.0%		—	—	—	$20.35
Harpeth Village Fieldstone			TN	Nashville-Davidson--Murfreesboro	70	70	100.0%		—	55	Publix	$14.12
Lebanon Center			TN	Nashville-Davidson--Murfreesboro	64	64	94.0%		—	46	Publix	$12.28
Northlake Village			TN	Nashville-Davidson--Murfreesboro	138	138	93.5%		—	75	Kroger	$12.61
Peartree Village			TN	Nashville-Davidson--Murfreesboro	110	110	100.0%		—	61	Harris Teeter	$18.09
			TN		392	392	96.7%	96.7%	—	236
Alden Bridge	USAA	20%	TX	Houston-Baytown-Sugar Land	139	28	100.0%		—	68	Kroger	$18.91
Bethany Park Place	USAA	20%	TX	Dallas-Fort Worth-Arlington	99	20	100.0%		—	83	Kroger	$11.39
Cochran's Crossing			TX	Houston-Baytown-Sugar Land	138	138	100.0%		—	63	Kroger	$16.88
Hancock			TX	Austin-Round Rock	410	410	98.2%		—	90	H.E.B., Sears	$14.26
Hickory Creek Plaza			TX	Dallas-Fort Worth-Arlington	28	28	93.6%		81	81	(Kroger)	$23.98

Portfolio Summary Report By State
December 31, 2013
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG's Ownership %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft
Hillcrest Village			TX	Dallas-Fort Worth-Arlington	15	15	100.0%		—	—	—	$44.40
Indian Springs Center	O	50%	TX	Houston-Baytown-Sugar Land	137	68	98.9%		—	79	H.E.B.	$19.96
Keller Town Center			TX	Dallas-Fort Worth-Arlington	120	120	88.7%		—	64	Tom Thumb	$19.92
Lebanon/Legacy Center			TX	Dallas-Fort Worth-Arlington	56	56	100.0%		63	63	(Wal-Mart)	$22.46
Market at Preston Forest			TX	Dallas-Fort Worth-Arlington	96	96	100.0%		—	64	Tom Thumb	$19.49
Market at Round Rock			TX	Austin-Round Rock	123	123	87.1%		—	30	Sprout's Markets	$17.44
Mockingbird Common			TX	Dallas-Fort Worth-Arlington	120	120	91.4%		—	49	Tom Thumb	$16.96
North Hills			TX	Austin-Round Rock	144	144	97.3%		—	60	H.E.B.	$20.99
Panther Creek			TX	Houston-Baytown-Sugar Land	166	166	100.0%		—	66	Randall's Food	$17.57
Prestonbrook			TX	Dallas-Fort Worth-Arlington	92	92	98.5%		—	64	Kroger	$13.53
Preston Oaks			TX	Dallas-Fort Worth-Arlington	104	104	93.8%		—	30	H.E.B. Central Market	$29.59
Shiloh Springs	USAA	20%	TX	Dallas-Fort Worth-Arlington	110	22	94.1%		—	61	Kroger	$14.24
Signature Plaza			TX	Dallas-Fort Worth-Arlington	32	32	72.3%		62	62	(Kroger)	$20.93
Southpark at Cinco Ranch			TX	Houston-Baytown-Sugar Land	239	239	95.6%		—	101	Kroger, Academy	$11.17
Sterling Ridge			TX	Houston-Baytown-Sugar Land	129	129	100.0%		—	63	Kroger	$19.03
Sweetwater Plaza	C	20%	TX	Houston-Baytown-Sugar Land	134	27	99.1%		—	65	Kroger	$16.39
Tech Ridge Center			TX	Austin-Round Rock	187	187	94.0%		—	84	H.E.B.	$20.48
Weslayan Plaza East	GRI	40%	TX	Houston-Baytown-Sugar Land	170	68	100.0%		—	—	—	$16.11
Weslayan Plaza West	GRI	40%	TX	Houston-Baytown-Sugar Land	186	74	99.2%		—	52	Randall's Food	$17.21
Westwood Village			TX	Houston-Baytown-Sugar Land	184	184	98.2%		127	—	(Target)	$17.96
Woodway Collection	GRI	40%	TX	Houston-Baytown-Sugar Land	96	38	95.8%		—	45	Whole Foods	$25.11
			TX		3,454	2,729	96.4%	96.4%	333	1,488
Ashburn Farm Market Center			VA	Washington-Arlington-Alexandria	92	92	100.0%		—	49	Giant Food	$22.88

Portfolio Summary Report By State
December 31, 2013
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG's Ownership %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft
Ashburn Farm Village Center	GRI	40%	VA	Washington-Arlington-Alexandria	89	36	100.0%		—	57	Shoppers Food Warehouse	$14.90
Braemar Shopping Center	RC	25%	VA	Washington-Arlington-Alexandria	96	24	96.9%		—	58	Safeway	$19.60
Centre Ridge Marketplace	GRI	40%	VA	Washington-Arlington-Alexandria	104	42	98.8%		—	55	Shoppers Food Warehouse	$17.57
Culpeper Colonnade			VA	Culpeper	171	171	100.0%		127	70	Martin's, Dick's Sporting Goods, (Target)	$15.95
Fairfax Shopping Center			VA	Washington-Arlington-Alexandria	76	76	86.3%		—	—	—	$13.56
Festival at Manchester Lakes	GRI	40%	VA	Washington-Arlington-Alexandria	165	66	100.0%		—	65	Shoppers Food Warehouse	$24.19
Fox Mill Shopping Center	GRI	40%	VA	Washington-Arlington-Alexandria	103	41	100.0%		—	50	Giant Food	$21.86
Gayton Crossing	GRI	40%	VA	Richmond	157	63	88.6%		55	38	Martin's, (Kroger)	$13.85
Greenbriar Town Center	GRI	40%	VA	Washington-Arlington-Alexandria	340	136	96.4%		—	62	Giant Food	$23.30
Hanover Village Shopping Center	GRI	40%	VA	Richmond	88	35	83.8%		—	—	—	$8.24
Hollymead Town Center	C2	20%	VA	Charlottesville	154	31	96.9%		143	61	Harris Teeter, (Target)	$22.04
Kamp Washington Shopping Center	GRI	40%	VA	Washington-Arlington-Alexandria	72	29	87.0%		—	—	—	$35.72
Kings Park Shopping Center	GRI	40%	VA	Washington-Arlington-Alexandria	74	30	95.6%		—	28	Giant Food	$25.60
Lorton Station Marketplace	C2	20%	VA	Washington-Arlington-Alexandria	132	26	98.8%		—	63	Shoppers Food Warehouse	$20.72
Lorton Town Center	C2	20%	VA	Washington-Arlington-Alexandria	52	10	91.6%		—	—	—	$24.76
Saratoga Shopping Center	GRI	40%	VA	Washington-Arlington-Alexandria	113	45	100.0%		—	56	Giant Food	$18.21
Shops at County Center			VA	Washington-Arlington-Alexandria	97	97	92.2%		—	52	Harris Teeter	$19.92
Shops at Stonewall			VA	Washington-Arlington-Alexandria	308	308	99.6%		—	140	Wegmans, Dick's Sporting Goods	$16.14
Signal Hill	C2	20%	VA	Washington-Arlington-Alexandria	95	19	100.0%		—	67	Shoppers Food Warehouse	$19.33
Town Center at Sterling Shopping Center	GRI	40%	VA	Washington-Arlington-Alexandria	187	75	98.2%		—	47	Giant Food	$18.34
Tysons CVS	O	50%	VA	Washington-Arlington-Alexandria	13	6	100.0%		—	—	—	$95.35
Village Center at Dulles	C	20%	VA	Washington-Arlington-Alexandria	298	60	98.3%		—	48	Shoppers Food Warehouse, Gold's Gym	$23.10
Village Shopping Center	GRI	40%	VA	Richmond	111	44	96.3%		—	45	Martin's	$21.18
Willston Centre I	GRI	40%	VA	Washington-Arlington-Alexandria	105	42	96.6%		—	—	—	$23.83

Portfolio Summary Report By State
December 31, 2013
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG's Ownership %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft
Willston Centre II	GRI	40%	VA	Washington-Arlington-Alexandria	136	54	98.6%		141	59	Safeway, (Target)	$22.36
			VA		3,428	1,658	96.9%	96.9%	465	1,170
Aurora Marketplace	GRI	40%	WA	Seattle-Tacoma-Bellevue	107	43	92.4%		—	49	Safeway	$15.39
Cascade Plaza	C	20%	WA	Seattle-Tacoma-Bellevue	211	42	86.6%		—	49	Safeway	$11.51
Eastgate Plaza	GRI	40%	WA	Seattle-Tacoma-Bellevue	78	31	95.8%		—	29	Albertsons	$22.81
Grand Ridge			WA	Seattle-Tacoma-Bellevue	326	326	98.5%		—	45	Safeway, Regal Cinemas	$21.06
Inglewood Plaza			WA	Seattle-Tacoma-Bellevue	17	17	100.0%		—	—	—	$32.12
Overlake Fashion Plaza	GRI	40%	WA	Seattle-Tacoma-Bellevue	81	32	98.5%		230	—	(Sears)	$24.51
Pine Lake Village			WA	Seattle-Tacoma-Bellevue	103	103	99.1%		—	41	Quality Foods	$21.10
Sammamish-Highlands			WA	Seattle-Tacoma-Bellevue	101	101	99.5%		55	67	(Safeway)	$27.37
Southcenter			WA	Seattle-Tacoma-Bellevue	58	58	93.8%		112	—	(Target)	$25.28
			WA		1,082	754	97.3%	97.3%	397	279
Racine Centre Shopping Center	GRI	40%	WI	Racine	136	54	93.5%		—	51	Piggly Wiggly	$7.49
Whitnall Square Shopping Center	GRI	40%	WI	Milwaukee-Waukesha-West Allis	133	53	92.8%		—	69	Pick 'N' Save	$7.90
			WI		269	108	93.2%	93.2%	—	120

Regency Centers Total					37,980	27,853	94.8%	95.2%	5,320	13,561

(1) Major Tenants are the grocer anchor and any tenant over 35,000 square feet. Retailers in parenthesis are a shadow anchor and not a part of the owned property.

C:	Co-investment Partnership with Oregon
C2:	Co-investment Partnership with Oregon
CCV:	Co-investment Partnership with Oregon
GRI:	Co-investment Partnership with GRI
O:	Other, single property Co-investment Partnerships
RC:	Co-investment Partnership with CalSTRS
USAA:	Co-investment Partnership with USAA

Properties managed by Regency, but not owned

Woodstock Crossing	GA	Atlanta-Sandy Springs-Marietta	66

Total square footage managed by Regency, but not owned			66

Significant Tenant Rents - Wholly Owned and Regency’s Pro-Rata Share of
Co-investment Partnerships
December 31, 2013
(in thousands)

Tenant	Tenant GLA	% of Company-Owned GLA	Total Annualized Base Rent	% of Total Annualized Base Rent	Total # of Leased Stores - 100% Owned and JV	# of Leased Stores in JV
Kroger(1)	2,384	8.6%	$22,565	4.7%	49	14
Publix	1,940	7.0%	20,246	4.3%	49	13
Safeway	1,239	4.4%	12,638	2.7%	38	18
TJX Companies	725	2.6%	9,196	1.9%	33	12
CVS	509	1.8%	8,457	1.8%	46	21
Whole Foods	285	1.0%	6,144	1.3%	11	7
PETCO	283	1.0%	6,052	1.3%	38	15
Ahold	422	1.5%	5,724	1.2%	14	10
Albertsons	395	1.4%	4,952	1.0%	11	5
Ross Dress For Less	306	1.1%	4,797	1.0%	16	8
H.E.B.	305	1.1%	4,773	1.0%	5	1
Trader Joe's	163	0.6%	4,313	0.9%	18	6
JPMorgan Chase Bank	63	0.2%	3,894	0.8%	26	4
Bank of America	81	0.3%	3,846	0.8%	28	12
Wells Fargo Bank	82	0.3%	3,716	0.8%	39	22
Starbucks	95	0.3%	3,629	0.8%	76	29
Walgreens	136	0.5%	3,399	0.7%	12	4
Sears Holdings	412	1.5%	3,315	0.7%	7	1
Roundys/Marianos	233	0.8%	3,249	0.7%	7	5
Rite Aid	200	0.7%	3,203	0.7%	22	13
Wal-Mart	466	1.7%	3,026	0.6%	5	1
SUPERVALU	265	1.0%	3,008	0.6%	11	10
Panera Bread	89	0.3%	3,007	0.6%	26	7
Sports Authority	134	0.5%	2,973	0.6%	3	0
Subway	95	0.3%	2,946	0.6%	104	46
Top 25 Tenants	11,307	40.6%	$153,067	32.1%	694	284

(1)Kroger includes Harris Teeter (Merger Effective 1/28/14)

Fuel Pad base rent (below) is included in the respective grocer's annualized base rent above.

Grocer fuel pads on ground leases	Annualized Base Rent
Safeway Total	$808
Kroger Total	$45

GLA owned and occupied by the anchor not included above:		# of Retailer-Owned Stores	# of Stores including Tenant-Owned
Target	1,067	10	14
Wal-Mart	413	3	8
Kroger	451	7	56
Safeway	314	6	44
Sears Holdings	92	1	8
Albertsons	16	1	12
Publix	63	1	50
	2,416

Tenant Lease Expirations
December 31, 2013
(in thousands)

All Tenants
	Regency's Pro-Rata Share
Lease Expiration Year	Pro-Rata Expiring GLA	Percent of Pro-Rata Expiring GLA	Pro-Rata In-Place Minimum Rent Under Expiring Leases	Percent of Expiring Pro-Rata Minimum Rent (2)	Pro-rata Expiring A.B.R
(1)	27	0.1%	$212	0.0%	$7.98
2014	1,982	7.7%	38,940	8.5%	19.65
2015	2,344	9.1%	49,126	10.7%	20.96
2016	2,772	10.7%	50,081	10.9%	18.06
2017	3,242	12.5%	63,908	13.9%	19.71
2018	2,713	10.5%	51,728	11.3%	19.07
2019	2,030	7.8%	33,852	7.4%	16.68
2020	1,370	5.3%	21,939	4.8%	16.02
2021	1,261	4.9%	19,983	4.4%	15.85
2022	1,600	6.2%	25,005	5.4%	15.63
2023	1,300	5.0%	24,348	5.3%	18.73
10 Year Total	20,641	79.8%	379,123	82.5%	18.37
Thereafter	5,226	20.2%	80,202	17.5%	15.35
	25,866	100.0%	$459,325	100.0%	$17.76

Anchor Tenants (3)
	Regency's Pro-Rata Share
Lease Expiration Year	Pro-Rata Expiring GLA	Percent of Pro-Rata Expiring GLA	Pro-Rata In-Place Minimum Rent Under Expiring Leases	Percent of Expiring Pro-Rata Minimum Rent (2)	Pro-rata Expiring A.B.R
(1)	—	0.0%	$—	0.0%	$—
2014	611	4.4%	6,374	4.1%	10.43
2015	648	4.7%	6,367	4.1%	9.83
2016	1,104	8.0%	8,650	5.6%	7.83
2017	1,364	9.8%	15,833	10.2%	11.61
2018	1,169	8.4%	11,570	7.4%	9.90
2019	1,227	8.8%	14,912	9.6%	12.16
2020	957	6.9%	11,594	7.4%	12.11
2021	798	5.8%	7,709	4.9%	9.66
2022	997	7.2%	10,813	6.9%	10.84
2023	680	4.9%	7,933	5.1%	11.66
10 Year Total	9,556	68.9%	101,754	65.3%	10.65
Thereafter	4,309	31.1%	54,007	34.7%	12.53
	13,865	100.0%	$155,761	100.0%	$11.23

Reflects in place leases as of December 31, 2013, but does not account for contractual rent steps and assumes that no tenants exercise renewal options.
(1) Leases currently under month to month lease or in process of renewal.
(2) Total Minimum Rent includes base rent for all properties, but excludes additional rent such as percentage rent, common area maintenance, real estate taxes, and insurance reimbursements.
(3) Anchor tenants represent any tenant at least 20,000 square feet.

Tenant Lease Expirations
December 31, 2013
(in thousands)

Inline Tenants
	Regency's Pro-Rata Share
Lease Expiration Year	Pro-Rata Expiring GLA	Percent of Pro-Rata Expiring GLA	Pro-Rata In-Place Minimum Rent Under Expiring Leases	Percent of Expiring Pro-Rata Minimum Rent (2)	Pro-rata Expiring A.B.R
(1)	27	0.2%	$212	0.1%	$7.98
2014	1,371	11.4%	32,566	10.7%	23.76
2015	1,697	14.1%	42,759	14.1%	25.20
2016	1,668	13.9%	41,431	13.6%	24.84
2017	1,878	15.6%	48,074	15.8%	25.60
2018	1,544	12.9%	40,159	13.2%	26.00
2019	803	6.7%	18,940	6.2%	23.59
2020	412	3.4%	10,345	3.4%	25.09
2021	463	3.9%	12,275	4.0%	26.52
2022	602	5.0%	14,192	4.7%	23.56
2023	619	5.2%	16,415	5.4%	26.50
10 Year Total	11,084	92.4%	277,369	91.4%	25.02
Thereafter	917	7.6%	26,194	8.6%	28.56
	12,002	100.0%	$303,564	100.0%	$25.29

Reflects in place leases as of December 31, 2013, but does not account for contractual rent steps and assumes that no tenants exercise renewal options.
(1) Leases currently under month to month lease or in process of renewal.
(2) Total Minimum Rent includes base rent for all properties, but excludes additional rent such as percentage rent, common area maintenance, real estate taxes, and insurance reimbursements.

Earnings and Valuation Guidance
December 31, 2013

($000s except per share numbers)	2012A	2013A	2014E
Core FFO / Share (for actuals please see related press release)			$2.66-$2.72
FFO / Share			$2.62-$2.68
Same Property - Including pro-rata share of co-investment partnerships:
Same property percent leased at period end	94.5%	95.1%	94.5% - 95.5%
Same property NOI growth excluding termination fees	4.0%	4.0%	2.5% - 3.5%
Investment Activity
Acquisitions - (REG pro-rata)	$244,285	$95,258	$120,000 - $145,000
Cap rate (weighted average)	5.3%	5.8%	5.2% - 5.4%
Dispositions - (REG pro-rata)	$404,852	$309,378	$70,000 - $125,000
Cap rate (weighted average)	7.8%	7.3%	7.0% - 7.5%
Liquidation of Preferred Investment in JV	$0.0	$47,500	$0.0
Yield	0%	10.5%	0%
Development and Redevelopment starts (1)	$149,446	$194,288	$130,000 - $200,000
Third party fees and commissions	$26,511	$25,097	$22,500 - $23,500

Net Asset Valuation Guidance:
Estimated market value of expansion land and outparcels available		$68,761
NOI from Projects in Development (current quarter)		$144
Base Rent from leases signed but not yet rent-paying in operating properties, including Development Completions (current quarter)		$3,604

(1) Redevelopment starts are not included in 2012A results.
Forward-looking statements involve risks, uncertainties and assumptions. Actual future performance, outcomes and results may differ materially from those expressed in forward-looking statements. Please refer to the documents filed by Regency Centers Corporation with the SEC, specifically the most recent reports on forms 10K and 10Q, which identify important risk factors which could cause actual results to differ from those contained in the forward-looking statements.

Reconciliation of FFO and Core FFO Guidance to Net Income
December 31, 2013
(per diluted share)

Funds From Operations Guidance:	Full Year 2014
Net income attributable to common stockholders	$0.58	0.64
Adjustments to reconcile net income to FFO:
Depreciation expense, amortization and other amounts	2.04	2.04
Funds From Operations	$2.62	2.68
Adjustments to reconcile FFO to Core FFO:
All other non-core amounts	$0.04	0.04
Core Funds From Operations	$2.66	2.72

Glossary of Terms
December 31, 2013

Core Funds From Operations (Core FFO): An additional performance measure used by Regency as the computation of FFO includes certain non-cash and non-comparable items that affect the Company's period-over-period performance. Core FFO excludes from FFO, but is not limited to, transaction profits, income or expense, gains or losses from the early extinguishment of debt and other non-core items. The Company provides a reconciliation of FFO to Core FFO.
Development Completion: A Project In Development is deemed complete upon the earliest of: (i) 90% of total estimated net development costs have been incurred and percent leased equals or exceeds 95%, or (ii) percent leased equals or exceeds 90% and the project features at least one year of anchor operations, or (iii) the project features at least two years of anchor operations, or (iv) three years have passed since the start of construction. Once deemed complete, the property is termed an Operating Property.
Development Property Gains and Losses: Gains and losses incurred when properties that were acquired and subsequently developed (including partially operating properties specifically acquired for redevelopment) are sold before the end of the first calendar year following Development Completion.
Fixed Charge Coverage Ratio: Earnings before interest, taxes, investment transaction profits net of deal costs, depreciation and amortization (“Core EBITDA”) divided by the sum of the gross interest and scheduled mortgage principal paid to our lenders plus dividends paid to our preferred stockholders.
Funds From Operations (FFO): FFO is a commonly used measure of REIT performance, which the National Association of Real Estate Investment Trusts (“NAREIT”) defines as net income, computed in accordance with GAAP, excluding gains and losses from sales of depreciable property, net of tax, excluding operating real estate impairments, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Regency computes FFO for all periods presented in accordance with NAREIT's definition. Many companies use different depreciable lives and methods, and real estate values historically fluctuate with market conditions. Since FFO excludes depreciation and amortization and gains and losses from depreciable property dispositions, and impairments, it can provide a performance measure that, when compared year over year, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, acquisition and development activities, and financing costs. This provides a perspective of the Company’s financial performance not immediately apparent from net income determined in accordance with GAAP. Thus, FFO is a supplemental non-GAAP financial measure of the Company's operating performance, which does not represent cash generated from operating activities in accordance with GAAP and therefore, should not be considered an alternative for cash flow as a measure of liquidity.
Net Operating Income (NOI): Total property revenues (minimum rent, percentage rents, and recoveries from tenants and other income) less direct property operating expenses (operating and maintenance and real estate taxes) from the properties owned by the Company, and excludes corporate-level income (including management, transaction, and other fees), for the entirety of the periods presented.
Non-Same Property: A property acquired during either period being compared or current or prior year Development Completions.
Operating Property: Any property not termed a Project In Development.

Project In Development: A property owned and intended to be developed, including partially operating properties acquired specifically for redevelopment and excluding land held for future development.

Same Property: Information provided on a same property basis is provided for comparable operating properties that were owned and operated for the entirety of both periods being compared. This term excludes all Projects In Development and Non-Same Properties.